FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND-CLASS A & B
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND-CLASS A
FIDELITY ADVISOR HIGH YIELD FUND-CLASS A & B
FIDELITY ADVISOR INCOME & GROWTH FUND-CLASS A
FIDELITY ADVISOR SHORT FIXED-INCOME FUND-CLASS A
FUNDS OF
FIDELITY ADVISOR SERIES II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-5   22    -   7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS:
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Government Investment Fund - Class A and Class B, Fidelity Advisor Growth Opportunities Fund - Class A, Fidelity Advisor High Yield Fund - Class A and Class B, Fidelity Advisor Income & Growth Fund - Class A, and Fidelity Advisor Short Fixed-Income Fund - Class A (the funds) will be held at the office of Fidelity Advisor Series II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on October 26, 1994, at 10:15 a.m. The purpose of the Meeting is to consider and act upon the following Proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand    L.L.P.     as
independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for each fund.
 8. To approve a Sub-Advisory Agreement with FMR Far East for Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
 9. To approve a Sub-Advisory Agreement with FMR U.K. for Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
10. To        amend    the     Sub-Advisory Agreement with FMR Far East for
High Yield Fund.
11. To        amend    the     Sub-Advisory Agreement with FMR U.K. for
High Yield Fund.
12. To amend the Class A Distribution and Service Plan of each fund.
13. To amend the Class B Distribution and Service Plan of Government Investment Fund and High Yield Fund.
14. To replace Government Investment Fund's fundamental name test with an identical non-fundamental policy.
15. To replace Government Investment Fund's fundamental defensive policy with one that is non-fundamental.
16. To replace the fundamental investment policy concerning repurchase
agreement counterparties with    a     non-fundamental    policy     for
Government Investment Fund and Income & Growth Fund.
17. To replace Income & Growth Fund's fundamental defensive policy with one that is non-fundamental.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
   18. To amend the fundamental investment limitation concerning diversification for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
19. To amend the fundamental investment limitation concerning real estate for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
20. To amend the fundamental investment limitation concerning the issuance of senior securities for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
21. To eliminate the fundamental investment limitation concerning short sales of securities for Growth Opportunities Fund, Income & Growth
Fund   ,     and Short Fixed-Income Fund.
22. To eliminate the fundamental investment limitation concerning margin purchases for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
23. To amend the fundamental investment limitation concerning underwriting for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
24. To amend the fundamental investment limitation concerning borrowing for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
25. To amend the fundamental investment limitation concerning the concentration of its investments within a single industry for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
26. To amend the fundamental investment limitation concerning the purchase and sale of physical commodities for Growth Opportunities Fund and Short Fixed-Income Fund.
27. To amend the fundamental investment limitation concerning lending for Government Investment Fund, Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund.
28. To eliminate the fundamental investment limitation concerning investment in other investment companies for Government Investment Fund, Growth Opportunities Fund, and Income & Growth Fund.
29. To eliminate the fundamental investment limitation concerning investing in oil, gas, and other mineral exploration programs for Growth Opportunities Fund.
 The Board of Trustees has fixed the close of business on August 29, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
   September 7    , 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND-CLASS A & B
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND-CLASS A
FIDELITY ADVISOR HIGH YIELD FUND-CLASS A & B
FIDELITY ADVISOR INCOME & GROWTH FUND-CLASS A
FIDELITY ADVISOR SHORT FIXED-INCOME FUND-CLASS A
TO BE HELD ON OCTOBER 26, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Government Investment Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Income & Growth Fund, and Fidelity Advisor Short Fixed-Income Fund, and at any adjournments thereof (the Meeting), to be held October 26, 1994 at 10:15 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and
the accompanying proxy card on or about    September 7    , 1994.
Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. In addition, Boston Financial Data Services may be paid rates based on each telephone call to solicit shareholders on behalf of the funds at an anticipated cost of $21,775. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, with respect to Proposals 3 through 29, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal period ended October 31, 1993 has been mailed or delivered to respective shareholders of each fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of    August 29    , 1994
are indicated in the following table:
 FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND - CLASS A 1   2,075,100
 FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND - CLASS B    78,809
 FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS A     154,023,163
 FIDELITY ADVISOR HIGH YIELD FUND - CLASS A     59,160,599
 FIDELITY ADVISOR HIGH YIELD FUND - CLASS B     759,863
     FIDELITY ADVISOR INCOME & GROWTH FUND - CLASS A 20   6,349,901
 FIDELITY ADVISOR SHORT FIXED-INCOME FUND - CLASS A    85,891,425
    As of August 29, 1994, Mr. John White, White Armature Works, Drawer 130, Man, West Virginia 25635 was known to the trust to own of record or beneficially 16,393.44 shares or approximately 26% of Government Investment Fund - Class B and Mr. Kenneth Stein, 1201 Elm Street, Dallas, Texas 75270 was known to the trust to own of record or beneficially 14,182.27 shares or approximately 22% of Government Investment Fund - Class B; Cigna Capital Corp., P.O. Box 2975, Hartford, Connecticut 06104 was known to the trust to own 43,035,674 shares or approximately 22% of Growth Opportunities Fund - Class A; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, Florida 32246 was known to the trust to own of record or beneficially 64,832 shares or approximately 9% of High Yield Fund - Class B; and Cigna Capital Corp., P.O. Box 2975, Hartford, Connecticut 06104 was known to the trust to own 37,975,411.99 shares or approximately 25% of Income & Growth Fund - Class A. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the
funds on that date.     Shareholders of record at the close of business on
August 29, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF EACH CLASS OF EACH FUND OF THE TRUST, A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF EACH FUND OF THE TRUST, AND A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING
SECURITIES OF THE ENTIRE TRUST.    APPROVAL OF PROPOSAL 12 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF
CLASS A SHAREHOLDERS.     IN ORDER FOR CLASS B SHAREHOLDERS TO APPROVE
PROPOSAL 12 WITH RESPECTS TO CLASS B SHARES, AN AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CLASS B
SH   A    REHOLDERS IS REQUIRED. APPROVAL OF PROPOSAL 13 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CLASS B SHAREHOLDERS. APPROVAL OF PROPOSALS 6 THROUGH 11 AND 14 THROUGH 29 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE TRUST OR A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series II, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Cox, Mrs. Davis and Mr. Mann, all nominees named on the following pages are currently Trustees of Fidelity Advisor Series II and have served in that capacity continuously since originally elected or appointed. Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (Distributors). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee                Principal Occupation **                Year of
 (Age)                                                        Election or
                                                              Appointme
                                                              nt

*J. Gary Burkhead      Senior Vice President, is              1987
82 Devonshire Street   President of FMR; and President
Boston, MA             and a Director of FMR Texas
 (53)                  Inc. (1989), Fidelity
                       Management & Research (U.K.)
                       Inc., and Fidelity Management &
                       Research (Far East) Inc.

Ralph F. Cox           Consultant to Western Mining           --
200 Rivercrest Drive   Corporation (1994). Prior to
Forth Worth, TX        February 1994, he was
 (62)                  President of Greenhill Petroleum
                       Corporation (petroleum
                       exploration and production,
                       1990). Until March 1990, Mr.
                       Cox was President and Chief
                       Operating Officer of Union
                       Pacific Resources Company
                       (exploration and production). He
                       is a Director of Bonneville Pacific
                       Corporation (independent power,
                       1989), Sanifill Corporation
                       (non-hazardous waste, 1993),
                       and CH2M Hill Companies
                       (engineering). In addition, he
                       served on the Board of Directors
                       of the Norton Company
                       (manufacturer of industrial
                       devices, 1983-1990) and
                       continues to serve on the Board
                       of Directors of the Texas State
                       Chamber of Commerce, and is a
                       member of advisory boards of
                       Texas A&M University and the
                       University of Texas at Austin.

Nominee                Principal Occupation **               Year of
 (Age)                                                       Election or
                                                             Appointme
                                                             nt

Phyllis Burke Davis    Prior to her retirement in            --
P.O. Box 264           September of 1991, Mrs. Davis
Bridgehampton, NY      was the Senior Vice President of
 (62)                  Corporate Affairs of Avon
                       Products, Inc. She is currently a
                       Director of BellSouth
                       Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing,
                       1991), and the TJX Companies,
                       Inc. (retail stores, 1990), and
                       previously served as a Director
                       of Hallmark Cards, Inc.
                       (1985-1991) and Nabisco
                       Brands, Inc. In addition, she
                       serves as a Director of the New
                       York City Chapter of the National
                       Multiple Sclerosis Society, and is
                       a member of the Advisory
                       Council of the International
                       Executive Services Corps. and
                       the President's Advisory Council
                       of The University of Vermont
                       School of Business
                       Administration.

Richard J. Flynn       Financial consultant. Prior to        1986
77 Fiske Hill          September 1986, Mr. Flynn was
Sturbridge, MA         Vice Chairman and a Director of
 (70)                  the Norton Company
                       (manufacturer of industrial
                       devices). He is currently a
                       Director of Mechanics Bank and
                       a Trustee of College of the Holy
                       Cross and Old Sturbridge
                       Village, Inc.

*Edward C. Johnson     President, is Chairman, Chief         1986
3d                     Executive Officer and a Director
82 Devonshire Street   of FMR Corp.; a Director and
Boston, MA             Chairman of the Board and of
 (63)                  the Executive Committee of
                       FMR; Chairman and a Director
                       of FMR Texas Inc. (1989),
                       Fidelity Management &
                       Research (U.K.) Inc., and
                       Fidelity Management &
                       Research (Far East) Inc.

Nominee                Principal Occupation **               Year of
 (Age)                                                       Election or
                                                             Appointme
                                                             nt

E. Bradley Jones       Prior to his retirement in 1984,      1990
3881-2 Lander Road     Mr. Jones was Chairman and
Chagrin Falls, OH      Chief Executive Officer of LTV
 (66)                  Steel Company. Prior to May
                       1990, he was Director of
                       National City Corporation (a
                       bank holding company) and
                       National City Bank of Cleveland.
                       He is a Director of TRW Inc.
                       (original equipment and
                       replacement products),
                       Cleveland-Cliffs Inc. (mining),
                       NACCO Industries, Inc. (mining
                       and marketing), Consolidated
                       Rail Corporation, Birmingham
                       Steel Corporation, Hyster-Yale
                       Materials Handling, Inc. (1989),
                       and RPM Inc. (manufacturer of
                       chemical products, 1990). In
                       addition, he serves as a Trustee
                       of First Union Real Estate
                       Investments, Chairman of the
                       Board of Trustees and a
                       member of the Executive
                       Committee of the Cleveland
                       Clinic Foundation, a Trustee and
                       a member of the Executive
                       Committee of University School
                       (Cleveland), and a Trustee of
                       Cleveland Clinic Florida.

Donald J. Kirk         Professor at Columbia University      1987
680 Steamboat Road     Graduate School of Business
Apartment #1 - North   and a financial consultant. Prior
Greenwich, CT          to 1987, he was Chairman of the
 (61)                  Financial Accounting Standards
                       Board. Mr. Kirk is a Director of
                       General Re Corporation
                       (reinsurance) and Valuation
                       Research Corp. (appraisals and
                       valuations, 1993). In addition, he
                       serves as Vice Chairman of the
                       Board of Directors of the
                       National Arts Stabilization Fund
                       and Vice Chairman of the Board
                       of Trustees of the Greenwich
                       Hospital Association.


Nominee                         Principal Occupation **               Year of
 (Age)                                                                Election or
                                                                      Appointme
                                                                      nt

*Peter S. Lynch                 Vice Chairman of FMR (1992).          1990
82 Devonshire Street            Prior to his retirement on May
Boston, MA                      31, 1990, he was a Director of
 (51)                           FMR (1989) and Executive Vice
                                President of FMR (a position he
                                held until March 31, 1991); Vice
                                President of Fidelity Magellan
                                Fund and FMR Growth Group
                                Leader; and a Managing
                                Director of FMR Corp. Mr. Lynch
                                was also Vice President of
                                Fidelity Investments Corporate
                                Services (1991-1992).
                                He is a Director of W.R. Grace &
                                Co. (chemicals, 1989) and
                                Morrison Knudsen Corporation
                                (engineering and construction).
                                In addition, he serves as a
                                Trustee of Boston College,
                                Massachusetts Eye & Ear
                                Infirmary, Historic Deerfield
                                (1989) and Society for the
                                Preservation of New England
                                Antiquities, and as an Overseer
                                of the Museum of Fine Arts of
                                Boston (1990).

Gerald C. McDonough             Chairman of G.M. Management           1989
135 Aspenwood Drive             Group (strategic advisory
Cleveland, OH                   services). Prior to his retirement
 (65)                           in July 1988, he was Chairman
                                and Chief Executive Officer of
                                Leaseway Transportation Corp.
                                (physical distribution services).
                                Mr. McDonough is a Director of
                                ACME-Cleveland Corp. (metal
                                working, telecommunications
                                and electronic products),
                                Brush-Wellman Inc. (metal
                                refining),York International Corp.
                                (air-conditioning and
                                refrigeration, 1989), Commercial
                                Intertech Corp. (water treatment
                                equipment, 1992), and
                                Associated Estates Realty
                                Corporation (a real estate
                                investment trust, 1993).

Edward H. Malone                Prior to his retirement in 1985,      1988
5601 Turtle Bay Drive           Mr. Malone was Chairman,
#2104                           General Electric Investment
Naples, FL                      Corporation and a Vice
 (69)                           President of General Electric
                                Company. He is a Director of
                                Allegheny Power Systems, Inc.
                                (electric utility), General Re
                                Corporation (reinsurance), and
                                Mattel Inc. (toy manufacturer). In
                                addition, he serves as a Trustee
                                of Corporate Property Investors,
                                the EPS Foundation at Trinity
                                College, the Naples
                                Philharmonic Center for the Arts,
                                and Rensselaer Polytechnic
                                Institute, and he is a member of
                                the Advisory Boards of Butler
                                Capital Corporation Funds and
                                Warburg, Pincus Partnership
                                Funds.

Marvin L. Mann                  Chairman of the Board,                --
55 Railroad Avenue              President, and Chief Executive
Greenwich,        CT            Officer of Lexmark International,
 (61)                           Inc. (office machines, 1991).
                                Prior to 1991, he held positions
                                of Vice President of International
                                Business Machines Corporation
                                ("IBM") and President and
                                General Manager of various IBM
                                divisions and subsidiaries. Mr.
                                Mann is a Director of M.A.
                                Hanna Company (chemicals,
                                1993) and Infomart (marketing
                                services, 1991), a Trammell
                                Crow Co. In addition, he serves
                                as the Campaign Vice Chairman
                                of the Tri-State United Way
                                (1993) and is a member of the
                                University of Alabama
                                President's Cabinet (1990).

Thomas R. Williams              President of The Wales Group,         1988
21st Floor                      Inc. (management and financial
191 Peachtree Stree   t    ,    advisory services). Prior to
N.E.                            retiring in 1987, Mr. Williams
Atlanta, GA                     served as Chairman of the
 (65)                           Board of First Wachovia
                                Corporation (bank holding
                                company), and Chairman and
                                Chief Executive Officer of The
                                First National Bank of Atlanta
                                and First Atlanta Corporation
                                (bank holding company). He is
                                currently a Director of BellSouth
                                Corporation
                                (telecommunications), ConAgra,
                                Inc. (agricultural products),
                                Fisher Business Systems, Inc.
                                (computer software), Georgia
                                Power Company (electric utility),
                                Gerber Alley & Associates, Inc.
                                (computer software), National
                                Life Insurance Company of
                                Vermont, American Software,
                                Inc. (1989), and AppleSouth Inc.
                                (restaurants, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of July 31, 1994, the nominees and officers of the trust owned, in the aggregate, less than 1% of any of the fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and six non-interested Trustees, met eleven times during the twelve months ended October 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $18,666 from the trust in their capacities as Trustees of the funds for the fiscal period ended October 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page
       ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Flynn, and Williams are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended October 31, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended October 31, 1993, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.
L. P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a Proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. High Yield Fund, Growth Opportunities Fund, Income & Growth Fund, Government Investment Fund, and Short Fixed-Income Fund are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business trust. Shareholders of a class or fund vote separately on matters concerning only that class or fund. Shareholders vote on a fund-wide basis on matters that affect a fund as whole, such as approving changes to fundamental investment policies or limitations, and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Advisor Series II, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendments will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The following table shows the net asset value of the shares of each class of each fund.
Fund                                   Net Asset Value    $1,000
                                       as of July 31,     investment in
                                       1994               terms of shares
                                                          on July 31, 1994

High Yield Fund - Class A              $    11.28             88.652

   High Yield Fund - Class B           $ 11.28                88.652

Growth Opportunities Fund - Class      $    25.81             38.745
A

Income & Growth Fund - Class A         $    14.76             67.751

Government Investment Fund -           $    9.26              107.991
Class A

   Government Investment Fund -        $ 9.25                 108.108
   Class B

Short Fixed-Income Fund - Class        $    9.54              104.822
A

 For example,    Government Investment Fund - Class B     shareholders
would have approximately    179    % greater voting power than    Growth
Opportunities Fund - Class A shareholders     because at current NAVs, a
$1,000 investment in    Government Investment Fund- Class B
equal   s        108.108     shares, whereas a $1,000 investment in
   Growth Opportunities Fund - Class A     would equal    38.745
shares. Accordingly, a one   -    share, one-vote system may provide
certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and which is the result in a typical corporation where each voting share has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, or requiring fund-wide votes where all classes are required to vote, shareholders who own shares with a lower NAV than other funds in the trust or fund would give other shareholders in the trust or fund more voting "power" than they currently have. On matters affecting only one class of one fund, only shareholders of that class vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
    Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] [[A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share of such Series), on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.]] There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will be implemented on the effective date of the next prospectus. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the Proposal is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purpose of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
    Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the Proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for a fund. Other than eliminating the notification requirement, this Proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment to the Declaration of Trust. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. If the Proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a Proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 beginning on page seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This Proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund Structure, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this Proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the Proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
    [[    (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest
or interests in such investment company."   ]]
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will be implemented on the effective date of the next prospectus. If the Proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
        The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This Proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund Structure, without a further vote of shareholders, if the Trustees determine that action to be in the best interest of a fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this Proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on investing more than 25% of total assets in one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund Structure, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund Structure, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable laws or by the fund's policies to vote on the matters to be considered at the Pooled Fund's shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific Proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund Structure only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund Structure, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund Structure were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the Proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. With respect to each fund, if shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend each fund's management contract with FMR (the Proposed Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE PROPOSED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE CURRENT CONTRACT).
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. A copy of a Proposed Contract, marked to indicate the proposed amendment, is supplied as Exhibit
1   .     Except for the amendment to the management fee, and the addition of Item 1(c) for Growth Opportunities Fund, Government Investment Fund and Short-Fixed Income Fund, which discusses FMR's ability to use broker-dealers on behalf of a fund, as discussed in this proposal, the Proposed Contracts are substantially identical to each fund's
   C    urrent    C    ontract. (For a detailed discussion of each fund's
Current Contract, refer to the section entitled "Present Management Contracts" beginning on page .)
 If approved by shareholders, the Proposed Contract will take effect on
the first day of the month following shareholder approval     and will
remain in effect through June 30, 1995 (Government Investment Fund, High Yield Fund, and Short Fixed-Income Fund) and July 31, 1995 (Growth Opportunities Fund and Income & Growth Fund) and thereafter subject to continuation by the fund's Board of Trustees. If the Proposed Contract is not approved by each fund's respective shareholders, the Current Contract will continue in effect subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate (the "basic fee"). The basic fee for Growth Opportunities Fund is subject to a performance adjustment as described in the "Present Management Contracts" section on page . The proposal would modify the group fee by providing for lower fee rates if
FMR's assets under management remain above    $120 billion for Government
Investment Fund and Short Fixed-Income Fund, $138 billion for Income & Growth Fund and Growth Opportunities Fund, and $156 billion for High Yield Fund.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Proposed Contract would not change the group fee calculation for group net assets currently in effect. Above such levels of group net assets, the group fee rate does not decline under the
   C    urrent    C    ontract, but under the Proposed Contract, it
declines as indicated in the tables below. These lower fee rates were voluntarily implemented by FMR.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Proposed Contract would add new breakpoints for group asset levels as illustrated in the tables
   below    . (   F    or an explanation of how these breakpoints are
factored into the fee calculation, see "Present Management Contracts" beginning on page .)
GROUP FEE RATE SCHEDULES

Equity Funds:                                     Fixed Income Funds:
Growth Opportunities Fund                         High Yield Fund
Income & Growth Fund                              Government Investment Fund
                                                  Short Fixed-Income Fund





   Average            Current          Propose                     Average             Current Contract*            Propose
   Group              Contract          d                          Group                                           d
   Assets             *                 Contract                    Assets                                          Contract
   ($ billions)                                                     ($ billions)





   Average          Current          Propose                     Average             -                   High       Propose
   Group            Contract          d                          Group              Government          Yield      d
   Assets           *                 Contract                    Assets                                            Contract
   ($ billions)                                                  ($ billions)               Investment
                                                                                    - Short
                                                                                     Fixed-
                                                                                      Income



102-138    .3100     .3100               84-120           .1500%           .1500           .1500%
          %         %                                                     %

138-174    .3100     .3050              120-156           .1500%           .1450           .1450%
          %         %                                                     %

                                           156-174           .1500%           .1450           .1400%
                                                                             %

174-210    .3100     .3000                 174    -192    .1500%           .1400           .1400%
          %         %                                                     %

210-246    .3100     .2950              192-228           .1500%           .1400           .1350%
          %         %                                                     %

246-282    .3100     .2900              228-264           .1500%           .1400           .1300%
          %         %                                                     %

282-318    .3100     .2850              264-300           .1500%           .1400           .1275%
          %         %                                                     %

318-354    .3100     .2800              300-336           .1500%           .1400           .1250%
          %         %                                                     %

354-390    .3100     .2750              336-372           .1500%           .1400           .1225%
          %         %                                                     %

Over       .3100     .2700              Over              .1500%           .1400           .1200%
390       %         %                   372                               %


 * Does not reflect voluntary adoption of extended group fee rate schedules.
 The result at various levels of group net assets is illustrated by the tables below.
EFFECTIVE ANNUAL FEE RATES

Equity Funds:                                     Fixed Income Funds:
Growth Opportunities Fund                         High Yield Fund
Income & Growth Fund                              Government Investment Fund
                                                  Short Fixed-Income Fund



   Average             Current
          Propose                    Average          Current Contract*            Propose
   Group
              Contrac           d
                         Group
                                        d

   Assets
             t*                Contrac                    Assets
                                       Contract
   ($                                    t                          ($
   billions)                                                        billions)



   Average             Current
          Propose                    Average          -Governme        High       Propose
   Group
              Contrac           d
                         Group
           nt               Yield      d

   Assets
             t*                Contrac                    Assets
           Investment                 Contract
   ($                                    t                          ($               -Short
   billions)                                                        billions)        Fixed-
                                                                                             Income



   150           .3375%           .3371%                    150           .1746%           .1736           .1736
                                                                                          %               %

   200           .3306%           .3284%                    200           .1685%           .1658           .1652
                                                                                          %               %

250              .3265%           .3219    %             250           .1648%           .1   606        .   1587
                                                                                              %               %

300              .3238%           .3163    %             300           .1623%           .1   572        .1   536
                                                                                              %               %

350              .3218%           .3113    %             350           .1605%           .1   547        .1   494
                                                                                              %               %

400              .3203%           .3067    %             400           .1592%           .   1529        .1   459
                                                                                              %               %


 * Does not reflect voluntary adoption of extended group fee rate schedules.
 Average group net assets for July 1994 were approximately $   258
billion.
 The annual individual fund fee rates are as follows: .30% (Government
Investment    Fund    , Growth Opportunities    Fund    , and Short
Fixed-Income    Fund    ); .45% (High Yield    Fund    ); and .20% (Income
& Growth    Fund    ). The sum of the group fee rate and the individual
fund fee rate is referred to as a fund's basic fee rate. One-twelfth (1/12) of this annual management fee rate is applied to a fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month.
 For Growth Opportunities Fund, the basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance
exceeds or is exceeded by the Standard & Poor's Composite Index    of 500
Stocks     over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of" 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is " .20%. This performance comparison is made at the end of each month. One-twelfth of this rate is applied to the average daily net assets for Growth Opportunities Fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
Although the language of the Propos   ed     Contract relating to the
performance adjustment for Growth Opportunities Fund differs from the language of the Current Contract, the substance of the performance fee adjustment is not changed under the Proposed Contract.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following table compares each fund's basic fee rate (including the performance adjustment for Growth Opportunities Fund) under the terms of the Current Contract and
the Proposed Contract for July 1994 average group net assets of $   258
billion.
      Current Contract       Proposed
                          Contract


                             Management
            Management

                                    Fee    Rate    *          Fee    Rate

Government Investment Fund       .4643    %                .4578    %

Growth Opportunities Fund     .   6260    %             .6   209    %

High Yield Fund                  .6100    %                .6078    %

Income & Growth Fund          .526   0    %                .5209    %

Short Fixed-Income Fund          .4643    %                .4578    %


* Does not reflect voluntary adoption of extended group fee rate schedule. The following table compares each fund's management fee (including the performance adjustment for Growth Opportunities) and total expense ratio under the terms of the Current Contract for the fiscal year ended October 31, 1993 to the fees and expenses the fund would have incurred if the Proposed Contract had been in effect.
      Current Contract *   Proposed Contract


                   Manageme             Total           Manageme             Total
                   nt                   Expense         nt Fee               Expense
                   Fee (000s)           Ratio           (000s)               Ratio

Government         $    190,701             .69    %    $    189,369             .69    %
Investment Fund

Growth             $    8,274,666           1.64    %   $    8,248,430           1.64    %
Opportunities
Fund

High Yield Fund    $    1,539,700           1.11    %   $    1,537,530           1.11    %   (dagger)

Income & Growth    $    4,595,753           1.51    %   $    4,575,245           1.51    %
Fund

Short              $    1,683,453           .95    %    $    1,671,436           .95    %
Fixed-Income
Fund


* Does not reflect voluntary adoption of extended group fee rate schedules. (dagger) This information is based on an individual fund fee rate of
.35%. On November 1, 1993, shareholders of High Yield Fund approved an increase of the individual fund fee rate from .35% to .45%.
 TRANSACTIONS WITH BROKERS-DEALERS. Each fund may execute portfolio transactions with broker-dealers that provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of the research and brokerage services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds and to its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the funds to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The funds have been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Proposed Contract for Government Investment Fund, Growth Opportunities Fund, and Short Fixed-Income Fund expressly recognize this authority. Both the Current Contract and the Proposed Contract for Income & Growth Fund and High Yield Fund expressly recognize this authority.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees
recommended in 1991, in 1993   , and again in 1994    , that the existing
group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on
various occasions during 1991   ,    1993   , and 1994    .
 FMR provided substantial information to the Committee to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the Proposed Contracts and recommending their approval by shareholders, the Trustees of the funds, including the Independent Trustees, considering the best interests of shareholders of the funds, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the funds; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the funds; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing each fund; extensive financial, personnel, and structural information as to the Fidelity organization,
including the revenues and expenses of FMR   ,     Fidelity Service Co.
(Service, each fund's pricing and bookkeeping agent   .) Fidelity
Investments Institutional Operations Company (FIIOC, transfer agent of
Class B shares    ) relating to their mutual fund activities; whether
economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increase; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the funds; enhancements in the quality and scope of the shareholder services provided to the funds' shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter of the funds.
 With regard to the inclusion in the Proposed Contract describing the changes to portfolio transactions, which pertains to Government Investment, Growth Opportunities and Short Fixed-Income, (Income & Growth and High Yield's Current Contracts already include this provision), the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While Government Investment and Short Fixed-Income Fund do not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending its Current Contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Proposed Contract to shareholders of the funds and recommends that shareholders of each fund vote FOR the Proposed Contract.
8. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND AND SHORT FIXED-INCOME FUND.
 In conjunction with its portfolio management responsibilities on behalf of Growth Opportunities Fund, Short-Fixed Income Fund, and Income & Growth Fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the Proposed Agreement) between Fidelity Management & Research Far East Inc. (FMR Far
East) and FMR on behalf of each fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR FAR EAST'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY EACH FUND TO FMR.
 On June 16, 1994, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 2.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Proposed Agreement, FMR Far East would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FMR Far East, FMR, NOT EACH FUND, would pay FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. To the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect
    the first day of the first month following    shareholder     approval
and would continue in force until June 30, 1995 for Short Fixed-Income Fund and July 31, 1995 for Growth Opportunities Fund and Income & Growth Fund, and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the Proposed Agreement. If the Proposed Agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the proposed Sub-Advisory Agreement.
9. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND AND SHORT FIXED-INCOME FUND.
 In conjunction with its portfolio management responsibilities on behalf of Growth Opportunities Fund, Income & Growth Fund and Short-Fixed Income Fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To
   strengthen     and coordinate these relationships, the Board of Trustees
proposes that shareholders of each fund approve a sub-advisory agreement (the Proposed Agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR U.K.'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY EACH FUND TO FMR.
 On June 16, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the proposed agreement is attached to this proxy statement as Exhibit 3.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Proposed Agreement, FMR U.K. would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the Proposed Agreement with FMR U.K., FMR, NOT EACH FUND, would pay FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 Under the proposed agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. To the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take effect
on        the first day of the first month following    shareholder
    approval        and would continue in force until June 30, 1995 for
Short Fixed-Income Fund and July 31, 1995 for Growth Opportunities Fund and Income & Growth Fund, and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the Proposed Agreement. If the Proposed Agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the Proposed Sub-Advisory Agreement.
10. TO    AMEND THE     SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR
    HIGH YIELD FUND.
 In conjunction with its portfolio management responsibilities on behalf of High Yield Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve an amended sub-advisory agreement (the Proposed Agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR FAR EAST'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On June 16, 1994, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with respect to the fund (the Current Agreement). The Current Agreement, dated November 1, 1993, was approved by the fund's shareholders on October 20, 1993. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs
incurred in connection with the agreement.    No fees have been paid by FMR
to FMR Far East on behalf of the fund.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section beginning on page .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect
on        the first day of the first month following    shareholder
approval        and would continue in force until June 30, 1995 and from
year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the Proposed Agreement. If the Proposed Agreement is not approved by shareholders of the fund, FMR's Current Agreement on behalf of the fund will continue in effect.
11. TO    AMEND THE     SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR HIGH YIELD
FUND.
 In conjunction with its portfolio management responsibilities on behalf of High Yield Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve an amended sub-advisory agreement (the Proposed Agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR U.K.'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On June 16, 1994, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with respect to the fund (the Current Agreement). The Current Agreement, dated November 1, 1993 was approved by fund shareholders on October 20, 1993. A copy of the Proposed Agreement is attached to this proxy statement as
Exhibit 5.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in
connection with the agreement.    No fees have been paid by FMR to FMR U.K.
on behalf of the fund.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect
on        the first day of the first month following    shareholder
approval        and would continue in force until June 30, 1995 and from
year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the Proposed Agreement. If the Proposed Agreement is not approved by shareholders of the fund, FMR's Current Agreement on behalf of the fund will continue in effect.
12. TO AMEND THE CLASS A DISTRIBUTION AND SERVICE PLAN OF EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders approve, an amended Distribution and Service Plan for Class A shares (the Amended Class A Plan). Each Amended Class A Plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the Class A shareholders.
 In addition, Class B shareholders (Government Investment Fund and High Yield Fund) are being asked to approve the Amended Class A Plan. Class B shares are offered to retail investors and pay a contingent deferred sales charge which declines for Class B shares held up to a maximum of 5 years. Class B shares convert automatically to Class A shares of the same Fidelity Advisor Fund at NAV after a maximum holding period of 6 years. Due to this conversion feature, and as a condition of an exemptive order received by Fidelity which permits separate classes, if material changes are made to the Class A Distribution and Service Plan, a "majority" (as defined by the 1940 Act) of Class B shareholders must approve the amended Class A Distribution and Service Plan.
 A copy of the Amended Class A Plan is attached to this Proxy Statement as
Exhibit 6.
 Rule 12b-1 (the Rule), promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act, provides that in order for an investment company (e.g., a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT CLASS A PLAN. The Trustees, as provided for by the Rule, have approved a Distribution and Service Plan for Class A (the Plan). Under each fund's Plan, Class A pays Fidelity Distributors Corporation (Distributors) a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee will exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Class A shares begin accruing time upon initial purchase into Class A. Class B shares upon conversion into Class A shares begin accruing time under the Class A Plan as of their initial purchase into Class B. Pursuant to the Plan for each fund, Class A pays Distributors a distribution fee at an annual rate of up to .15% (Short Fixed-Income Fund), .40% (Government Investment Fund and High Yield Fund) and .65% (Growth Opportunities Fund and Income & Growth
Fund) of its average net assets. Currently the Trustees have approved a distribution fee for Class A at an annual rate of .25% of average net assets for Government Investment Fund and High Yield Fund. Distributors may pay all or a portion of such fee to securities dealers or other persons (investment professionals) as distribution or service fees pursuant to agreements with investment professionals. To the extent the fee is not paid to such investment professionals, Distributors could use such fee for its expenses incurred in the distribution of Class A shares. The Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
    The     Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of
Trustee   s    , including a majority of the Trustees who are not
"interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 THE AMENDED CLASS A PLAN. The Amended Class A Plan is identical to the current Plan with the exception of the provision which excludes assets attributable to shares purchased more than 144 months prior to the date of the distribution fee calculation (144-month limitation). When the Fidelity Advisor funds were first introduced in the mid 1980's, the National Association of Securities Dealers, Inc. (NASD) Rules of Fair Practice set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against indefinite payment on a given amount of assets. The 144-month period was intended to result in total distribution charges (front-end plus 12b-1 fees) roughly equivalent to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales loads and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales loads by the fund may be paid to the distributor, and no further payments under the 12b-1 plan can be made, until the fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard restricting distribution charges. Regardless of whether the proposal is approved, each class is and will continue to be subject to the NASD Rule. The NASD Rule addresses the same concerns the 144-month limitation was intended to address. However, the limitations of the NASD Rule are calculated differently than those of the 144-month limitation. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many funds may never reach their NASD cap, because the cap is constantly replenished by additional gross sales. To the extent that this is true, funds which contain assets older than 144 months will pay more in 12b-1 fees if the proposal is approved than under the current Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the
Amended Class A Plan, the    Trustees     considered a variety of factors
and were advised by counsel who are not counsel to FMR or FDC. The Trustees, Distributors and FMR believe that the implementation of the Amended Class A Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reeallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
    FMR may benefit if overall assets are increased (since FMR's fees are
based on assets).     The Board believes that revenues received by FMR
contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the amendment to the Class A Distribution and Service Plan. If Class A shareholders vote to approved the Amended Class A Plan, it will be effective as to shares purchased into Class A irrespective of whether the Class B shareholders vote to approve the amendment. If so approved, the Amended Class A Plan will become effective the first day of the month following shareholder approval. If the Amended Class A Plan is not approved by Class A shareholders, the current Plan will remain in effect unchanged for shares purchased into Class A. The effect of approval or disapproval of the Amended Class A Plan by Class B shareholders will depend upon the approval or disapproval of the proposed amendment to the Class B Plan by Class B shareholders (see Proposal 13).
13. TO AMEND THE CLASS B DISTRIBUTION AND SERVICE PLAN OF GOVERNMENT INVESTMENT FUND AND HIGH YIELD FUND.
 The Board of Trustees has approved, and recommends that Class B shareholders approve, an amended Distribution and Service Plan for Class B shares (the Amended Class B Plan). Each Amended Class B Plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the Class B shareholders.
 In addition, Class B shareholders (Government Investment Fund and High Yield Fund) are being asked to approve the Amended Class A Plan (see Proposal 12).
 A copy of the Amended Class B Plan is attached to this Proxy Statement as
Exhibit 7.
 Rule 12b-1 (the Rule), promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act, provides that in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT CLASS B PLAN. The Trustees, as provided for by the Rule, have approved a Distribution and Service Plan for Class B (the Plan). Under each fund's Plan, Class B pays Fidelity Distributors Corporation (Distributors) a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee will exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Shares converted from Class B to Class A begin accruing time from the initial purchase of Class B shares. Pursuant to the Plan for each fund, Class B pays Distributors a distribution fee at an annual rate of .75% of its average net assets. Class B also pays Distributors a service fee at an annual rate of .25% of its average net assets with which Distributors compensates investment professionals for personal service and/or the maintenance of shareholder accounts. Distributors may pay all or a portion of such fee to securities dealers or other persons (investment professionals) as distribution or service fees pursuant to agreements with investment professionals. To the extent the fee is not paid to such investment professionals, Distributors could use such fee for its expenses incurred in the distribution of Class B shares. The Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
    The     Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustee, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 THE AMENDED CLASS B PLAN. The Amended Class B Plan is identical to the current Plan with the exception of the provision which excludes assets attributable to shares purchased more than 144 months prior to the date of the distribution fee calculation (144-month limitation). When the Fidelity Advisor funds were first introduced in the mid 1980's, the National Association of Securities Dealers, Inc. (NASD) Rules of Fair Practice set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against indefinite payment on a given amount of assets. The 144-month period was intended to result in total distribution charges (front-end plus 12b-1 fees) roughly equivalent to the front-end sales charge limit then imposed by the NASD. Since Class B shares convert automatically to Class A shares after 6 years, the 144-month limitation was included in the current
Plan    to ensure that the Plan is consistent with the Class A Plan (see
Proposal 12), and to     allow time to begin accruing upon purchase into
Class B shares.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales loads and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales loads by the fund may be paid to the distributor, and no further payments under the 12b-1 plan can be made, until the fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard restricting distribution charges. Regardless of whether the proposal is approved, each class is and will continue to be subject to the NASD Rule. The NASD Rule addresses the same concerns the 144-month limitation was intended to address. However, the limitations of the NASD Rule are calculated differently than those of the 144-month limitation. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many funds may never reach their NASD cap, because the cap is constantly replenished by additional gross sales. To the extent that this is true, funds which contain assets older than 144 months will pay more in 12b-1 fees if the proposal is approved than under the current Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class B Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, Distributors and FMR believe that the implementation of the Amended Class B Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
    FMR may benefit if overall assets are increased (since FMR's fees are
based on assets).     The Board believes that revenues received by FMR
contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the amendment to the Class B Distribution and Service Plan. If Class B shareholders approve the Amended Class A Plan (see Proposal 12) and the Amended Class B Plan, the amended Plans will become effective the first day of the month following shareholder approval. If Class B shareholders do not approve the amended Class B Plan, the current Class B Plan will remain in effect unchanged. If Class B shareholders approve the Amended Class B Plan, but do not approve the Amended Class A Plan (see Proposal 12) the amended Class B Plan will become effective on the first day of the month following shareholder approval and the Class A Plan will remain
unchanged    for shares purchased into Class B    . In this event, the
144-month period would commence for Class B shares simultaneously with their conversion to Class A shares.
14. TO REPLACE GOVERNMENT INVESTMENT FUND'S FUNDAMENTAL NAME TEST WITH AN IDENTICAL NON-FUNDAMENTAL POLICY.
 The primary purpose of the this Proposal is to replace the fund's
fundamental name test    policy     with an identical non-fundamental
policy. Fundamental policies can be changed or eliminated only with shareholder approval. Current SEC guidelines specify that if a fund's name implies investment in a particular security type or industry, then the fund should have an investment policy that, under normal conditions, at least 65% of the fund's total assets should be invested in the indicated security type or industry ("name test" policy).
 The fund's name test currently states that "under normal circumstances, at least 65% of the Fund's total assets will be invested in government
securities.   "     If this Proposal is approved, the name test will remain
   unchanged     but it will become a non-fundamental policy.    Although
the policy would be non-fundamental, under current SEC guidelines, the fund could retain its current name only if it complies with the name test policy.
 While it is not currently anticipated that this change will have any material impact on the way the fund is managed, approval of this Proposal would permit the fund, in the future, to change its policy regarding types of securities it purchases, consistent with its investment policy, subject only to the supervision of the Trustees and applicable regulatory requirements, without seeking additional approval from shareholders. The fund's fundamental investment objective - to seek a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities - will remain the same, and cannot be changed in the future without shareholder approval. Changes in non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 CONCLUSION. The Board of Trustees has considered this Proposal and believes that changing the fund's name test from fundamental to non-fundamental is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policy. If the proposal is approved by shareholders, it will implemented with the next effective prospectus. If not approved by
shareholders, the current fundamental    policy     will remain unchanged.
15. TO REPLACE GOVERNMENT INVESTMENT FUND'S FUNDAMENTAL DEFENSIVE POLICY WITH ONE THAT IS NON-FUNDAMENTAL.
 The primary purpose of this Proposal is to replace the fund's fundamental temporary defensive with a more flexible non-fundamental policy. The fund's temporary defensive policy is currently fundamental and states:
 "[t]he Fund may for temporary or defensive purposes invest without limit in U.S. government securities having a maturity of 365 days or less."
 Fundamental policies can be changed or eliminated only with shareholder approval. Changes in non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 Although the fund wants to retain the ability to invest according to a temporary defensive policy, it proposes to replace its current fundamental policy with the following non-fundamental policy that is expected to become standard for all Fidelity taxable bond funds.
 The new non-fundamental defensive policy would permit the fund the
increased flexibility to invest in any type of    investment-grade    ,
short-term instruments, for temporary, defensive purposes. The current policy limits temporary, defensive investments to U.S. government securities having a maturity of 365 days or less. The proposed non-fundamental defensive policy would be as follows:
 "The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes."
 Under normal circumstances, the fund will invest primarily in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. However, when FMR believes market conditions warrant a
temporary, defensive posture    t    he fund may also invest in
investment-grade money market or short-term instruments.
 This change is not expected to have any significant effect on the fund's
management.    A    t this time, the proposed non-fundamental policy will
provide the fund with greater flexibility to react to changing market conditions. The additional instruments in which the fund would be permitted
to invest for defensive purposes under    the proposed policy, although
carrying greater credit risk     than government securities, would be of no
lower quality than investment grade, and, by virtue of their short term, would be likely to be less sensitive to interest rate changes than longer term government securities.
 CONCLUSION. The Board of Trustees has considered this Proposal and believes that replacing the fund's fundamental defensive policy with one that is non-fundamental is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's investment policies. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the fund's current policy will remain unchanged.
16. TO REPLACE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING REPURCHASE
AGREEMENT COUNTERPARTIES WITH    A     NON-FUNDAMENTAL    POLICY     FOR
GOVERNMENT INVESTMENT FUND AND INCOME & GROWTH FUND.
 The funds, as a matter of fundamental policy, limit repurchase agreements to those member banks of the Federal Reserve System and primary dealers in U.S. government securities whose creditworthiness has been reviewed and found satisfactory by FMR. Other investment companies managed by FMR may enter into such transactions with banks, such as U.S. branches of foreign banks, that may not be members of the Federal Reserve System and with dealers that are not primary dealers, but which are deemed by FMR to be creditworthy and otherwise qualified to engage in these transactions. The Trustees recommend eliminating this fundamental policy and replacing it with a non-fundamental policy with respect to the specific parties with which the funds may enter into repurchase agreements as follows:
 "It is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by FMR."
 This policy would enable the funds to have broader flexibility when engaging in repurchase agreements. The criteria used by FMR to evaluate the creditworthiness of counterparties will remain unchanged. However, you should note that by expanding the type of institutions with which the fund may engage in a repurchase agreement, additional risks may be incurred. For example, the risks of such transactions with U.S. branches of foreign banks include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest.
 CONCLUSION. The Board of Trustees believes that this Proposal will benefit the funds by eliminating restrictions on engaging in repurchase agreements only with specific parties. The Trustees recommend that shareholders vote FOR the proposed changes to the funds' policies regarding repurchase agreements. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the funds' current policies will remain unchanged.
17. TO REPLACE INCOME & GROWTH FUND'S FUNDAMENTAL DEFENSIVE POLICY WITH ONE THAT IS NON-FUNDAMENTAL.
 The purpose of this Proposal is to replace the fund's fundamental temporary, defensive policy with a more flexible non-fundamental policy. The fund's temporary defensive policy is currently fundamental and states:
 "[t]he Fund may, for temporary defensive purposes, invest without limit in short-term securities."
 Fundamental policies can be changed or eliminated only with shareholder approval. Changes in non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors. Although the fund wants to retain the ability to invest according to a temporary defensive policy, it proposes to replace its current fundamental policy with the following non-fundamental policy
that is expected to become standard for all Fidelity    equity     funds.
 The proposed non-fundamental defensive policy would be as follows:
 "The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."
 Under normal circumstances, the fund will invest in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential. However, when FMR believes market conditions warrant a temporary, defensive posture, the fund may
invest without limit in preferred stocks and investment-grade debt    which
normally offer reduced potential for capital loss or appreciation than common stock.
 Mutual funds are permitted, for temporary defensive purposes, to invest in investments that fall outside of the fund's normal investment parameters. Temporary defensive policies essentially permit mutual funds to invest more conservatively than they otherwise would when market conditions warrant.
 Income & Growth Fund's current temporary defensive policy allows the fund to invest in obligations that are considered to be high quality. The proposed policy would preserve this ability and would increase the flexibility of the fund's temporary defensive policy by allowing it to invest in preferred stock and investment-grade obligations. Preferred stocks generally are considered to be more conservative than common stocks since many pay a fixed dividend, and in the event that a corporation is liquidated, the claims of owners of bonds and preferred stock take precedence over the claims of common stock owners. Investment grade debt securities have more credit risk than high-quality debt securities, but generally carry lower risk than common stocks. The fund is currently permitted to invest in investment-grade or lower-quality bonds for non-defensive purposes (e.g., to seek capital appreciation). Such investments would only be considered "defensive" if they were made to reduce the fund's overall risk level and exposure to potential market declines.
 Although elimination of the fund's fundamental policies on investing for temporary defensive purposes is unlikely to affect the way it invests at this time, the proposed non-fundamental policy will provide the fund
   with     greater flexibility to react to changing market conditions. In addition, the Board of Trustees believes that efforts to standardize the fund's temporary defensive policy will facilitate FMR's investment compliance efforts and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has considered this Proposal and believes that replacing the fund's fundamental defensive policy with one that is non-fundamental is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's investment policies. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the fund's current policy will remain unchanged.
   ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
    The primary purpose of Proposals 18 through 29 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
    It is not anticipated that these Proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
18. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 The current fundamental investment limitation concerning diversification for Government Investment Fund, Growth Opportunities Fund, and Income & Growth Fund states:
 "The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's assets may be invested without regard to these limitations."
 Short Fixed-Income Fund's current fundamental investment limitation regarding diversification states:
 "The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer, or it would own more than 10% of the outstanding voting securities of any single issuer."
 The Trustees recommend that shareholders vote to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the Proposal is to revise each fund's fundamental diversification limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The standard more closely tracks the language of the 1940 Act defining a "diversified company." If the Proposal is approved, the amended fundamental diversification limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning diversification is not expected to affect the way in which funds are managed, the investment performance of a fund, or the securities or instruments in which a fund invests.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
19. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 The fundamental investment limitation concerning real estate for Government Investment Fund, Growth Opportunities Fund, and Income & Growth Fund currently states:
 "The Fund may not purchase or sell real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 Short Fixed-Income Fund's fundamental investment limitation concerning real estate currently states:
 "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate:
 "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to affect the way in which any fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. The funds do not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that a fund may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that a fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to a fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation eliminates each fund's restriction that securities issued by companies or other entities that deal in the real estate industry be marketable. Each fund's investments in illiquid securities will be limited to 10% its total assets under the existing non-fundamental limitation.
 To the extent that a fund buys securities and instruments of companies engaged in the real estate business, the fund's performance will be affected by the conditions of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of companies engaged in the real estate business.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be
implemented on the effective        date of the next prospectus. With
respect to each fund, if the Proposal is not approved, the fund's current limitation will remain unchanged.
20. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT-FIXED INCOME FUND.
 The current fundamental investment limitation regarding the issuance of senior securities for Government Investment Fund, Growth Opportunities Fund, and Income & Growth Fund states:
 "The Fund may not issue bonds or any other class of security preferred over shares of the Fund in respect of the Fund's assets and interest."
 Short-Fixed Income Fund's current fundamental investment limitation regarding the issuance of senior securities states that:
 "The Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may establish additional series or classes of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the Proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which funds are managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The
   f    unds utilize transactions that may be considered "senior
securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of next prospectus. With respect to each fund, if the Proposal is not approved, the fund's current limitation will remain unchanged.
21. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 Government Investment Fund's current fundamental investment limitation on selling securities short is as follows:
 "The Fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold. This limitation shall not limit the Fund's ability to take a short position in a futures contract or forward contract, or to make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts."
 Growth Opportunities Fund's and Income & Growth Fund's current fundamental investment limitation is as follows:
 "The Fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold. This limitation shall not limit the Fund's ability to take a short position in a futures contract or forward contract."
 Short-Fixed Income Fund's current fundamental investment limitation is as follows:
 "The Fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales."
 The Trustees recommend that shareholders    of each fund     vote to
eliminate    its     fundamental investment limitation. If the Proposal is
approved, the Trustees intend to replace the current fundamental investment limitation with a non-fundamental investment limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the Proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The proposed non-fundamental limitation would clarify for each fund that transactions in futures contracts are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into short sales, other than short sales against the box. If the Proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Elimination of each fund's fundamental investment limitation on short selling is unlikely to affect any fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize each fund's investment limitation will facilitate FMR investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interest of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the Proposal to eliminate each fund's fundamental investment limitation regarding short sales of securities. If approved, the Proposal will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved, the fund's current limitation will remain unchanged.
22. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 Growth Opportunities Fund's and Income & Growth Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions. This limitation shall not limit the Fund's ability to make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 Government Investment Fund's current fundamental investment limitation is as follows:
 "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions. This limitation shall not limit the Fund's ability to take a short position in a futures contract or forward contract, or to make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 Short-Fixed Income Fund's current fundamental investment limitation is as follows:
 "The Fund may not purchase any securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitation. If the Proposal is approved, the Trustees intend to adopt a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the Proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect any fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the Proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved, the fund's current limitation will remain unchanged.
23. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 Each Fund's current fundamental investment limitation concerning underwriting states:
 "The Fund may not underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.)"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental limitation governing underwriting:
 "The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations on page .) If the Proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effectiveness date of the next revision. If the Proposal is not approved by the shareholders of a fund, the fund's current limitation will remain unchanged.
24. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 The current fundamental investment limitation for Government Investment Fund concerning borrowing states:
 "The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent
necessary to comply with the 33 1/3% limitation. The Fund    m    ay engage
in reverse repurchase agreements and may not purchase any security while borrowings representing more than 5% of its net assets are outstanding."
 The current fundamental investment limitation for Growth Opportunities Fund, Income & Growth Fund, and Short Fixed-Income Fund concerning borrowing states:
 "The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. The Fund may engage in reverse repurchase agreements and may not purchase any security while borrowings representing more than 5% of its net assets are outstanding."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The Fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the Proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which any fund is managed, the investment performance of a fund, or the securities or instruments in which a fund invests. However, the Proposal would clarify several points. First, the proposed limitation would require each fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason. Under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when such excess is the result of a decline in net assets. The proposed limitation also specifically defines "three business days" to exclude Sundays and holidays. In addition, each fund currently has a limitation describing its policy of not purchasing a security while borrowings representing more than 5% of total assets are outstanding included in its fundamental borrowing limitation. Subject to shareholder
approval, the Trustees intend to replace th   is     component of    each
current     fundamental investment limitation with    a     similar
non-fundamental investment limitation that could be changed by vote of the Trustees without further approval by shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved, the fund's current limitation will remain unchanged.
25. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS WITHIN A SINGLE INDUSTRY FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 Each Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees of the    f    unds intend
to replace this fundamental investment limitation with the following fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the Proposal is to revise the funds' fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders. Adoption of the proposed limitation
on concentration is not    expected     to affect the way in which the
funds are managed, its investment performance, or the securities or instruments in which it invests. However, the proposed limitation would clarify that the funds cannot invest more than 25% of its total assets in companies, as opposed to issuers whose principal business activities are in the same industry.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the Funds. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the Funds' current fundamental investment limitation will remain unchanged.
26. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE AND SALE OF PHYSICAL COMMODITIES FOR GROWTH OPPORTUNITIES FUND AND SHORT FIXED-INCOME FUND.
 Growth Opportunities Fund's current fundamental investment limitation concerning commodities states:
 "The Fund may not invest in physical commodities."
 Short Fixed-Income Fund's current fundamental investment limitation states:
 "The Fund may not purchase or sell physical commodities unless acquired as a result of the ownership of securities (but this shall not prevent the Fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace the fundamental investment limitation for each fund with the following fundamental investment limitation governing commodities.
 "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this Proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the funds may acquire physical commodities as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that the funds may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to each fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the funds and their shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the funds' current limitation will remain unchanged.
27. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND, INCOME & GROWTH FUND, AND SHORT FIXED-INCOME FUND.
 The current fundamental investment limitation concerning lending for each Fund follows:
 "The Fund may not lend any securities or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace each fund's limitation with the following fundamental investment limitation governing lending:
 "The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this Proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the Proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which any fund is managed, the investment performance of a fund, or the instruments in which a fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides authority for each fund to acquire an entire issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. With respect to each fund, if the Proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
28. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES FOR GOVERNMENT INVESTMENT FUND, GROWTH OPPORTUNITIES FUND AND INCOME & GROWTH FUND.
 Each fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event will such securities be purchased if, as a result, more than 10% of the value of the total assets of the Fund would be invested in the securities of other investment companies."
 The Trustees recommend that shareholders of the funds vote to eliminate the above fundamental investment limitation. If the Proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitations recite certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the funds whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that the efforts to standardize the Funds' investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the Proposal to eliminate each fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the fund's current limitation will remain unchanged.
29. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS FOR GROWTH OPPORTUNITIES FUND.
 Currently, Growth Opportunities Fund maintains a fundamental investment limitation specifying that the fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the Proposal is approved, the Trustees intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 The Proposal will have no current impact on the fund. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ), and will enable the fund to respond more promptly if applicable state laws change in the future. In addition, the fund's new limitation will, for the first time, specifically refer to leases.
 CONCLUSION. The Board of Trustees recommends voting FOR the Proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the Proposal will be implemented on the effective date of the next prospectus. If the Proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose average net assets for July, 1994,
were in excess of $   200     billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 8.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown
beginning on page    .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Margaret L. Eagle, Robert E. Haber, Curtis Hollingsworth, Donald G. Taylor, George A. Vanderheiden, Gary L. French, Arthur S. Loring, William J. Hayes, Robert A. Lawrence, Thomas J. Steffanci are currently officers of the trust and officers or employees of FMR or FMR Corp. With
the exception of Mr. Costello   ,     all of these persons are stockholders
of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, Caleb Loring, Jr., and Ms. Abigail P. Johnson are the Directors of
FMR Corp. On    June     3   0    , 1994, Messrs. Johnson 3d, Burkhead,
Curvey, and Loring, Jr., and Ms   .     Johnson owned approximately
   2    4%, 3%,    3    %,    13    %, and 2   4    %, respectively, of the
voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the
aggregate approximately    32    % of the voting common stock of FMR Corp.
Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 1%, respectively, of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 43% of the non-voting common and equivalent stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period November 1, 1992 through    June 30    , 1994, the
following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common and equivalent stock or preferred stock of FMR Corp. Mr.
C. Bruce Johnstone redeemed an aggregate    of 25,500     shares of
non-voting common stock for an aggregate cash payment of approximately
$   3.4     million.    Mr. Edward C. Johnson 3d converted 2,064 shares of
voting common stock into 2,064 shares of non-voting common stock. Mr. Caleb Loring, Jr. purchased 1,064 shares of voting common stock with a cash payment of approximately $166,000.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds.
 On November 1, 1993, FMR, on behalf of High Yield Fund, entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the
Fund.    No fees have been paid by FMR to FMR Far East or FMR U.K. on behalf of High Yield Fund.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of
December 31, 1993 are shown on pages         and         respectively.
Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 8.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR, FMR U.K., and FMR Far East as of December 31, 1993 (audited) are shown on pages
through    77    .
PRESENT MANAGEMENT CONTRACTS OF EACH FUND
 Each Fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides the funds with all necessary office facilities and personnel for servicing the funds' investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the funds; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to Fidelity Service Co., State Street Bank and/or Fidelity Investments Institutional Operations Company, each Fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to existing shareholders, legal expenses, and its proportionate share of the fees of the custodian, auditor, and non-interested Trustees. Although the management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the Trust has entered into a revised transfer agent agreement with the Transfer Agent(s), pursuant to which the Transfer Agent bears the cost of providing these services to shareholders. Other expenses paid by each fund includes interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 FMR is each fund's manager pursuant to management contracts dated December 30, 1988 (Growth Opportunities Fund, Government Investment Fund, Short Fixed-Income Fund, Income & Growth Fund) and November 1, 1993 (High Yield
Fund). Contracts were approved by shareholders on November 16, 1988 (Growth Opportunities Fund, Government Investment Fund, Short Fixed-Income Fund, Income & Growth Fund) and October 20, 1993 (High Yield Fund). For services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 For Growth Opportunities, the basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Standard & Poor's 500 Composite Stock Price Index over the same period. See "Computing the Performance Adjustment for Growth Opportunities Fund," page .
 COMPUTING THE BASIC FEE. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the following tables. On the right, the effective fee rate schedules are the result of cumulatively applying the annualized rates at varying asset
levels. For example, the effective annual group fee rate at $   258
billion of group net assets - their approximate level for July 1994 - was
.   3209    % (equity funds) and    .1578    % (fixed income funds), which
is the weighted average of the respective fee rates for each level of group
net assets up to $   258     billion.
Equity Funds:
Growth Opportunities Fund
Income & Growth Fund
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate






   $      0   -          3 billion    .520%          $           0.5 billion   .5200%

3             -          6            .490           25                        .4238

6             -          9            .460           50                        .3823

9             -          12           .430           75                        .3626

12            -          15           .400           100                       .3512

15            -          18           .385           125                       .3430

18            -          21           .370           150                       .3371

21            -          24           .360           175                       .3325

24            -          30           .350           200                       .3284

30            -          36           .345           225                       .32   49

36            -          42           .340           250                       .32   19

42            -          48           .335           275                       .319   0

48            -          66           .325           300                       .31   63

66            -          84           .320           325                       .31   37

84            -          102          .315           350                       .31   1    3

102           -          138          .310              375                       .3090

138           -          174          .305              400                       .3067

174           -          2   10       .300

2   10        -             246       .295

2   46        -             282       .290

   282           -          318          .285

   318           -          354          .280

   354           -          390          .275

Over                     3   90       .2   70


Fixed Income Funds:
   High Yield Fund
Government Investment Fund
    Short        Fixed   -    Income Fund
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate






   $  0          -          3 billion          .3700%           $   0.5 billion          .3700%

   3             -          6                  .3400            25                       .2664

   6             -          9                  .3100            50                       .2188

   9             -          12                 .2800            75                       .1986

   12            -          15                 .2500            100                      .1869

   15            -          18                 .2200            125                      .1793

   18            -          21                 .2000            150                      .1736

   21            -          24                 .1900            175                      .1690

   24            -          30                 .1800            200                      .1652

30            -          36                 .1750            225                      .16   18

36            -          42                 .1700            250                      .1   587

42            -          48                 .1650            275                      .1   560

48            -          66                 .1600            300                      .15   36

66            -          84                 .1550            325                      .15   14

84            -          120                .1500            350                      .1   494

120           -          1   56             .1450               375                      .1476

1   56        -             192             .1400               400                      .1459

   192        -             228             .13   50

2   28        -             264             .13   00

   264           -          300                .1275

   300           -          336                .1250

   336           -          372                .1225

Over                     3   72             .1   200


* The rates shown for average group assets in excess of $138 billion    and
$174 billion     (Equity Funds Schedule) were adopted by FMR on a voluntary
basis on January 1, 1992    and August 1, 1994, respectively.     The rates
shown for average group assets in excess of $1   20 billion (Fixed-Income
Funds Schedule)     were adopted by FMR on a voluntary basis on    August
1, 1994    . Each set of new breakpoints was adopted pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
  Based on the average net assets of the funds advised by FMR for July 1994, the annual basic fee rate would be calculated as follows:
      Group      Individual Fund   Basic
      Fee Rate   Fee Rate          Fee Rate


   Government Investment Fund          .1578%          +          .30%          =          .4578%

Growth Opportunities Fund              .3209    %   +          .30%          =             .6209    %

   High Yield Fund                     .1578%          +          .45%          =          .6078%

Income & Growth Fund                   .3209    %   +          .20%          =             .5209    %

Short Fixed-Income Fund                .1578    %   +          .30%          =             .4578    %


 One twelfth of this annual basic fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR GROWTH OPPORTUNITIES FUND. The basic fee for Growth Opportunities Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of
difference (up to a maximum difference of    "    10) is multiplied by a
performance adjustment rate of .02%. Thus, the maximum annualized
adjustment rate is   "    .20%. This performance comparison is made at the
end of each month. One twelfth of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Growth Opportunities Fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the S&P 500.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the S&P 500, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. For the fiscal year ended October 31, 1993, 1992, and 1991, FMR received payments from each fund as shown in the following tables for its services as investment adviser, including any applicable performance adjustment for Growth Opportunities Fund. If FMR had not voluntarily adopted the extended group fee rate schedule, these fees would have been higher.
      Management Fees         Percentage of Average Net
                              Assets




                  1993                 1992               1991                         1993           1992           1991

   Government        $ 186,973            $ 78,107           $ 54,488                      .46%           .47%           .48%
   Investment

Growth Opportunities$ 8,250,306        $ 2,747,645        $ 844,358                     .68%           .69%           .70%

   High Yield        $ 1,539,682          $ 397,638          $ 124,674                     .51%           .52%           .53%

Income & Growth   $ 4,578,813          $ 1,291,531        $ 476,397                     .53%           .53%           .54%

Short Fixed-Income$ 1,674,841          $ 368,993          $ 80,803                         .47%           .47    %       .48    %


For fiscal 1993, 1992, and 1991, the upward performance adjustments for Growth Opportunities Fund amounted to $709,376, $240,501, and $70,060, respectively.
 During the fiscal years ended October 31, 1993, 1992, and 1991, FMR voluntarily agreed to reimburse Government Investment Fund and Short-Fixed Income Fund to the extent that aggregate operating expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceeded certain levels, as shown below.
                      Expense Limit    Expenses      Amount of
                      (as a percent    Borne by      Reimburseme
                      of Average       FMR           nt
                      net              (per share)
                      assets

Government
Investment Fund

1993                      .68    %     $ .059074     $ 259,   551

1992                   1.10%            .065081       112,760

1991                   1.10%            .127786       154,741

Short-Fixed Income
Fund

1993                      0            $ 0           $ 0

1992                   .90%             .013792       98,881

1991                   .90%             .083915       141,643

 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The
applicable percentages are 2    1/2    % of the first $30 million, 2% of
the next $70 million, and 1% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.
 FMR may, from time to time, agree to voluntarily reimburse a fund for expenses above a specified percentage of average net assets. FMR retains the ability to be repaid for these expense reimbursement in the amount that expenses fall below the limit prior to the end of the fiscal year. Reimbursement by the fund will lower its yield and total return.
 SUB-ADVISERS (HIGH YIELD FUND ONLY). On November 1, 1993, FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of High Yield Fund.
 FMR U.K. and FMR Far East, both wholly owned subsidiaries of FMR, were formed in 1986 and registered under the Investment Advisers Act on May 11, 1987 to research and to make recommendations with respect to companies located outside of North America.
 The sub-advisory agreements provide that FMR, and not High Yield Fund, may pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of the
Fund that benefit from the services of the sub-advisers.    No fees had
been paid by FMR to either FMR Far East or FMR U.K. on behalf of High Yield
Fund.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in its management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, own directly or indirectly more than 25% of the voting common stock of FIL.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute fund portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 Each fund's annual portfolio turnover rates for the fiscal years ended October 31, 1993 and 1992 are illustrated in the following table.
                             1993    1992

Government Investment Fund    333%    315%

Growth Opportunities Fund     69%     94%

High Yield Fund               79%     100%

Income & Growth Fund          200%    3   8    9%

Short Fixed-Income Fund       58%     57%

    Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
    The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research services; and the commissions paid to FBSI in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal period ended October 31, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and the percentage of transactions effected through FBSI are a result of low commission rates charged by FBSI in comparison to those charged by unaffiliated broker-dealers. There were no brokerage commissions paid by the funds to FBSL for the fiscal period ended October 31, 1993.

                                          Total
               % Paid to
          Amount

                                          Commission           Firms
              Paid to
                                          s                    Providing
          Firms

                                                               Research            Providing

                                                                                   Research







   Fidelity Advisor Government
            0                    0                   0
   Investment Fund

   Fidelity Advisor Growth
               $ 2,583,165           59.23%             $  1,529,935
   Opportunities Fund

   Fidelity Advisor High Yield             0                    0                   0
   Fund

   Fidelity Advisor Income &               2,998,137            64.9%               1,946,410
   Growth Fund

   Fidelity Advisor Short-Fixed
           0                    0                   0
   Income Fund



                                                        To
                % To
            Transac
                                                        FBSI               FBSI             tions

                                                                                            Through

                                                                                            FBSI



   Fidelity Advisor Government Investment Fund           --                 --               --

   Fidelity Advisor Growth Opportunities Fund           $ 899,767           34.83%           49.0%

   Fidelity Advisor High Yield Fund                      --                 --               --

   Fidelity Advisor Income and Growth Fund              $ 796,821           26.6%            38.30%

   Fidelity Advisor Short-Fixed Income Fund              --                 --               --


 From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by that fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 State Street is transfer, dividend-disbursing and shareholder servicing agent for Class A shares of each fund and maintains its shareholder records. State Street has delegated certain transfer, dividend paying and shareholder services to Fidelity Investment Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts 02109, an affiliate of FMR. Under a revised fee arrangement effective January 1, 1993, the funds pay a per account fee and monetary transaction fee of $30 and $6, respectively. For accounts that FIIOC maintains on behalf of State Street, FIIOC receives all such fees. For accounts as to which FIIOC provides limited services, FIIOC may receive a portion (currently up to $20 and $6, respectively) of related per account fees and monetary transaction fees, less applicable charges and expenses of State Street for account maintenance and transactions.
 FIIOC is the transfer and shareholder servicing agent for Class B shares of Government Investment Fund and High Yield Fund. Under its contract with Class B, FIIOC pays out-of-pocket expenses associated with providing transfer agent services, and FIIOC bears the expense of typesetting, printing and mailing of Prospectuses, Statements of Additional Information, reports, notices and statements to shareholders. FIIOC is paid a per account fee of $95 and a monetary transaction fee of $20 or $17.50, depending on the nature of the services provided.
 Fidelity Service Company (Service), an affiliate of FMR, performs the calculations necessary to determine the funds' NAV and dividends and maintains the funds' accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the funds' average net assets, and one pertaining to the type and number of transactions made. The fee rates in effect as of July 1,
1991    for the fixed-income funds     are based on the funds' average net
assets, specifically, .04% for the first $500 million of average net assets
and .02% for average net assets in excess of $500 million.    The fee rates
in effect as of July 1, 1991 for the equity funds are .06% for the first
$500 million of average net assets in excess of $500 million.     The fee
is limited to a minimum of $45,000 and a maximum of $750,000 per year.
 For pricing and bookkeeping fees, including related out-of-pocket expenses paid to Service for fiscal 1993, 1992, and 1991, were as follows:
                             1993        1992        199   1

Government Investment Fund   $ 46,457    $ 45,676    $ 44,87   9

Growth Opportunities Fund    $ 513,950   $ 236,689   $ 106,308

High Yield Fund              $ 121,204   $ 46,036    $    47,445

Income & Growth Fund         $ 410,561   $ 148,775   $ 109,371

Short Fixed-Income Fund      $ 143,813   $ 47,624    $ 46,011

 Service also receives fees for administering the funds' securities lending program. Securities lending fees are based on the number and duration of individual securities loans. There were no fees paid to Service for securities lending.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit Proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written Proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of FIIOC, P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statements and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.

EXHIBIT 1
The language to be added to the current contract is
   [[    underlined;   ]]     the language to be deleted is set forth in
[brackets.]
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES II:
(NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 (FOR GOVERNMENT INVESTMENT        FUND, SHORT FIXED-INCOME FUND, AND
INCOME & GROWTH        FUND: [Agreement made this 30th day of December,
1988]) (   FOR HIGH YIELD FUND:     [Agreement made this 1st day of
November, 1993]) (FOR        GROWTH OPPORTUNITIES FUND: [Modification
    made this 30th day of December, 1988])    [[    MODIFICATION made this
1st day of November, 1994   ]]     by and between Fidelity Advisor Series
II   ,     formerly called Plymouth Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest
(hereinafter called the [   "    Trust"]   [[     "Fund")   ]]    , on
behalf of (NAME OF PORTFOLIO)        (hereinafter called the "Portfolio"),
and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 FOR HIGH YIELD FUND AND GROWTH OPPORTUNITIES FUND: Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and [Fidelity Management & Research Company]
   [[    the Adviser   ]]     hereby consent, pursuant to Paragraph
    6 of the existing Management Contract (FOR HIGH YIELD FUND: [dated
December 30,        1988,]   [[     modified November 1, 1993   ]]    )
(FOR GROWTH OPPORTUNITIES FUND: [dated November 1, 1987]    [[    modified
December 30, 1988)   ]]     to a modification of said Contract in the
    manner set forth below. The (FOR GROWTH OPPORTUNITIES FUND:
[modifications shall take effect upon the execution of this modification of
the]    [[    Modified Management Contract)   ]]     Modified Management
Contract shall when executed by duly authorized officers of the Portfolio and the Adviser, take effect on (For High Yield Portfolio: [November 1,
1993])    [[    the later of November 1, 1994 or the first day of the month
following approval.   ]]
 FOR GOVERNMENT INVESTMENT FUND, SHORT-FIXED INCOME FUND, AND INCOME &
GROWTH FUND:    [[    Required authorization and approval by shareholders
and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 30, 1988 to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of November 1, 1994 or the first day of
the month following approval.   ]]
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
 (FOR GOVERNMENT INVESTMENT FUND, SHORT FIXED-INCOME FUND, AND GROWTH OPPORTUNITIES FUND <CURRENT CONTRACTS FOR INCOME & GROWTH FUND AND HIGH
YIELD FUND CONTAIN THIS PARAGRAPH (C)>:    [[    (c) The Adviser shall
place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the
benefits to the Portfolio.)   ]]
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
SECTION 3 FOR GOVERNMENT INVESTMENT FUND, SHORT FIXED-INCOME FUND, AND HIGH YIELD FUND: 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)


   $      0                                                              -     3 billion                     .3700%

3                                                                        -     6                             .3400%

6                                                                        -     9                             .3100%

9                                                                        -     12                            .2800%

12                                                                       -     15                            .2500%

15                                                                       -     18                            .2200%

18                                                                       -     21                            .2000%

21                                                                       -     24                            .1900%

24                                                                       -     30                            .180   0    %

30                                                                       -     36                               .    1750%

36                                                                       -     42                            .1700%

42                                                                       -     48                            .1650%

48                                                                       -     66                            .1600%

66                                                                       -     84                            .1550%

(For Fidelity Advisor High Yield Fund only:

84                                                                       -        [[    102   ]]     [120]   .1500%

   [Over]     120                                                        -        [[    156                  .1450%

156                                                                      -     192                           .1400%

192                                                                      -     228                              [[    .1350%

228                                                                      -     264                           .1300%

264                                                                      -     300                           .1275%

300                                                                      -     336                           .1250%

336                                                                      -     372                           .1225%

Over                                                                           372   ]]                      .1200%)   ]]

(For Fidelity Advisor Government Investment Fund and Fidelity Advisor
Short Fixed-Income Fund:

   [over]     84                                                         -        [[    1   2    0           .1500%

120                                                                      -     156                              [[    .1450%

156                                                                      -     192                           .1400%

192                                                                      -     228                           .1350%

228                                                                      -     264                           .1300%

264                                                                      -     300                           .1275%

300                                                                      -     336                           .1250%

336                                                                      -     372                           .1225%

Over                                                                           3   72]]                      .1200%)   ]]


  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be (FIDELITY ADVISOR HIGH YIELD FUND: .45%./FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND AND FIDELITY ADVISOR SHORT-FIXED INCOME FUND: .30%.)
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 SECTION 3 FOR GROWTH OPPORTUNITIES FUND: The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable
   [[    monthly   ]]     as soon as practicable after the last day of each
month,    [[    composed of a   ]]     [basic fee and a performance
adjustment to the basic fee based upon the investment performance of the
Portfolio in relation to]    [[    Basic Fee and a Performance Adjustment.
The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance
than   ]]     the Standard & Poor's [Daily Stock Price Index of 500 Common
Stocks (the "Index"). The basic fee and performance adjustment]
   [[    500 Composite Stock Price Index (the "Index"). The Performance
Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the
Performance Adjustment   ]]     will be computed as follows:
 [Basic Fee Rate:]
 [The basic fee rate shall be composed of two elements.]
     [[    (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the
nearest millionth decimal place as follows:   ]]
   (i) Group Fee Rate. The Group    [[    Fee Rate   ]]     shall be based
upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each
investment company)]    [[    fund's Declaration of Trust or other
organizational document)   ]]     determined as of the close of business on
each business day throughout the month. The Group    [[    Fee
Rate   ]]     shall be determined on a cumulative basis pursuant to the
following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

   $      0   -     3 billion      .52%

3             -     6              .49%

6             -     9              .46%

9             -     12             .43%

12            -     15             .40%

15            -     18             .385%

18            -     21             .37%

21            -     24             .36%

24            -     30             .35%

30            -     36             .345%

36            -     42             .34%

42            -     48             .335%

48            -     66             .325%

66            -     84             .32%

84            -     102            .315%

[Over] 102    -        [[    138   .310%

138           -     174               [[    .305%

174           -     210            .300%

210           -     246            .295%

246           -     282            .290%

282           -     318            .285%

318           -     354            .280%

354           -     390            .275%

Over                390   ]]       .270%   ]]

   (ii) Individual Fund Fee Rate. The Individual Fund    [[    Fee
Rate   ]]     shall be .30%.
     [[    (b) Basic Fee. One-twelfth of the   ]]     Basic Fee
   [[    Rate   ]]     shall be applied to the average of the net assets of
the Portfolio (computed in the manner set forth in the
   [[    Fund's   ]]     Declaration of Trust [of the Fund)]    [[    or
other organizational document)   ]]     determined as of the close of
business on each business day throughout the month. The [basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's
investment performance as follows:]    [[    resulting dollar amount
comprises the Basic Fee.    ]]
     [[    (c) Performance Adjustment Rate: The Performance Adjustment Rate
is 0.02% for each percentage point (the performance of the Portfolio and
the Index each being calculated to the nearest percentage point   ]]
[An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.
The performance adjustment rate is 0.02% for each percentage point rounded to the nearer point (the higher point if exactly one half point)] that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period [will commence]    [[    commenced   ]]     with
the first day of the first full month following the effective date of the Fund's registration statement. During the first eleven months of the
[operation of the Contract]    [[    performance period for the
Portfolio,   ]]     there will be no performance adjustment. Starting with
the twelfth month of [operation]    [[    the performance period,   ]]
the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise]
   [[    securities included in   ]]     the Index, will be treated as
reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than]
     [[    (d) Performance Adjustment. One-twelfth of the annual
Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the
close of business on each business day throughout the month   ]]     and
the performance period [has been behind that of the Index, and conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over same period of time shorter than the performance period has been ahead of that of the Index.]
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 SECTION 3 FOR INCOME & GROWTH FUND: 3.    [[    The Adviser will be
compensated on the following basis   ]]     for the services and facilities
to be furnished hereunder, the Adviser shall receive a monthly management
fee, payable    [[    monthly   ]]     as soon as practicable after the
last day of each month,    [[    composed of a Group Fee and Individual
Fund Fee    ]]    [which shall be computed as follows]:
 [The Basic Fee rate shall be composed of two elements.]
   ([i] a) Group Fee Rate. The Group Fee rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in [the charter of each investment
company]    [[    Fund's Declaration of Trust or other organizational
document)   ]]     determined as of the close of business on each business
day throughout the month. The Group Fee rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

   $      0         -     3 billion      .520%

3                   -     6              .490%

6                   -     9              .460%

9                   -     12             .430%

12                  -     15             .400%

15                  -     18             .385%

18                  -     21             .370%

21                  -     24             .360%

24                  -     30             .350%

30                  -     36             .345%

36                  -     42             .340%

42                  -     48             .335%

48                  -     66             .325%

66                  -     84             .320%

84                  -     102            .315%

   [Over]     102   -        [[    138   .310%

138                 -     174               [[    .305%

174                 -     210            .300%

210                 -     246            .295%

246                 -     282            .290%

282                 -     318            .285%

318                 -     354            .280%

354                 -     390            .275%

Over                      390   ]]       .270%   ]]

   ([ii] b) Individual [Portfolio]    [[    Fund   ]]     Fee Rate. The
Individual [Portfolio]    [[    Fund   ]]     Fee rate shall be .20%.
 The sum of the [cumulative] Group Fee Rate, calculated as described above to the nearest millionth, and the Individual [Portfolio]
   [[    Fund   ]]     Fee rate shall constitute the Annual
   [[    Managemen   ]]    t Fee Rate. One-twelfth of the Annual
   [[    Management   ]]     Fee Rate shall be applied to the average of
the net assets of the Portfolio (computed in the manner set forth in the
   [[    Fund's   ]]     Declaration of Trust [of the Trust]    [[    or
other organizational document)   ]]     determined as of the close of
business on each business day throughout the month.
 In case of [initiation or] termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of
this paragraph 6, this Contract shall continue in force until (   FOR
GROWTH OPPORTUNITIES FUND AND INCOME & GROWTH FUND:     July 31, [1989]
   [[    1995   ]]    ) (   FOR HIGH YIELD FUND:     June 30, [1994]
   [[    1995   ]]    ) (   FOR GOVERNMENT INVESTMENT FUND AND SHORT
FIXED-INCOME FUND:     [May 31, 1989]    [[    June 30, 1995   ]]    ) and
indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY ADVISOR SERIES II on behalf of (   NAME OF PORTFOLIO    ).
[signature lines omitted]
EXHIBIT 2
FORM OF
SUB-ADVISORY AGREEMENT
FOR
   [    GROWTH OPPORTUNITIES FUND,
INCOME & GROWTH FUND,
AND
SHORT FIXED-INCOME FUND   ]
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY ADVISOR SERIES II
ON BEHALF OF
[FUND NAME]
 AGREEMENT made this 1st day of [November], 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and FIDELITY ADVISOR SERIES II, a MASSACHUSETTS business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of [FUND NAME] (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until (For Short Fixed-Income Fund: June 30; For Growth Opportunities Fund and Income & Growth Fund: July 31), 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature lines omitted.]
EXHIBIT 3
FORM OF
SUBADVISORY AGREEMENT
FOR
   [    GROWTH OPPORTUNITIES FUND,
INCOME & GROWTH FUND,
AND
SHORT FIXED-INCOME FUND   ]
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY ADVISOR SERIES II
ON BEHALF OF
[FUND NAME]
 AGREEMENT made this 1st day of [November], 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and FIDELITY ADVISOR SERIES II, a MASSACHUSETTS business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of [FUND NAME] (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) Investment Management Fee: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until (For Short Fixed-Income Fund: June 30,; For Growth Opportunities Fund and Income & Growth Fund: July 31,) 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature lines omitted]
EXHIBIT 4
The language to be added to the current contract is
   [[    underlined   ]]    ; the language to be deleted is set forth in
[brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY ADVISOR SERIES II
ON BEHALF OF
FIDELITY ADVISOR HIGH YIELD FUND
 AGREEMENT made this 1st day of November, [1993,]   [[     1994   ]]    ,
by and between Fidelity Management & Research [(Far East) Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "SubAdviser") and Fidelity Management & Research] Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called
the    [[    "Advisor"); Fidelity Management & Research (Far East) Inc.
(hereinafter called the "Sub-Advisor"); and   ]]     [Adviser").
 WHEREAS the Adviser has entered into a Management Contract with] Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "
[Fund"]    [[    Trust")   ]]     [,] on behalf of Fidelity Advisor High
Yield [Fund]    [[    Portfolio   ]]     (hereinafter called the
"Portfolio").
    [[    WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio,   ]]     pursuant to which the
[Adviser]    [[    Advisor   ]]     is to act as investment [adviser to]
   [[    manager of   ]]     the Portfolio[,]; and
 WHEREAS the [SubAdviser has personnel in Asia and the Pacific Basin and
was formed]    [[    Sub-Advisor and its subsidiaries and other affiliated
persons have personnel in various locations throughout the world and have
been formed in part   ]]     for the purpose of researching and compiling
information and recommendations with respect to the economies of various countries [and issuers located outside of North America, principally in
Asia and the Pacific Basin.]   [[    , and securities of issuers located in
such countries, and providing investment advisory services in connection
therewith;   ]]
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth, the [Adviser]    [[    Trust, the Advisor   ]]
and the [SubAdviser]    [[    Sub-Adviso   ]]    r agree as follows:
 1. [The SubAdviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and
investment recommendations relating to non        U.S. issuers of
securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.
 2. The SubAdviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the SubAdviser a monthly fee equal to 105% of the SubAdviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the subadviser.
 3. It is understood]    [[    Duties: The Advisor may, in its discretion,
appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor : The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub- Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub- Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub- Advisor on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub- Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub- Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood    ]]    that Trustees, officers,
and shareholders of the [Fund] Trust are or may be or become interested in
the [Adviser and the SubAdviser]   [[     Advisor or the
Sub-Advisor   ]]     as directors, officers or otherwise and that
directors, officers and stockholders of the [Adviser and the SubAdviser]
   [[    Advisor or the Sub-Advisor   ]]     are or may be or become
similarly interested in the [Fund]    [[    Trust,   ]]     and that the
[Adviser]    [[    Advisor   ]]     or the [SubAdviser]
   [[    Sub-Advisor   ]]     may be or become interested in the [Fund]
   [[    Trust   ]]     as a shareholder or otherwise.
 [4. The SubAdviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The SubAdviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.
5. The Services of the SubAdviser to the Adviser]    [[    7. Services to
Other Companies or Accounts: The services of the Sub-Advisor to the
Advisor   ]]     are not to be deemed to be exclusive, the [SubAdviser]
   [[    Sub-Advisor   ]]     being free to render services to others and
engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a
material manner, with the [SubAdviser's]    [[    Sub- Advisor's   ]]
ability to meet all of its obligations [with respect to rendering
investment advice] hereunder.    [[    The Sub-Advisor shall for all
purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care   ]]    : In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard of obligations or duties
hereunder on the part of the [SubAdviser, the SubAdviser]   [[
Sub-Advisor, the Sub-Advisor   ]]     shall not be subject to liability to
the [Adviser,]   [[     Advisor   ]]    , the [Fund]
   [[    Trust   ]]     or to any shareholder of the Portfolio for any act
or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
  [6.]   [[     9. Duration and Termination of Agreement; Amendments:
   ]]
  (a) Subject to prior termination as provided in subparagraph (d) of this
paragraph [6]   [[     9,   ]]     this Agreement shall continue in force
until June 30, [1994]    [[    1995    ]]    and indefinitely thereafter,
but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's]
   [[    Trust's   ]]     Board of Trustees or by vote of a majority of the
outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the
[Adviser,]   [[     Adviso   ]]    r, the [SubAdviser]   [[
Sub-Advisor   ]]     and the Portfolio, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of
[the]   [[     this   ]]     Agreement must have been approved by the vote
of a majority of those Trustees of the [Fund]   [[     Trust   ]]     who
are not parties to [such]   [[     this   ]]     Agreement or interested
persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the [Adviser,]   [[     Advisor,   ]]     the [SubAdviser]
   [[    Sub-Advisor   ]]     or the Portfolio may, at any time on sixty
(60) [days]   [[     days'   ]]     prior written notice to the other
parties, terminate this Agreement, without payment of any penalty, by
action of its Board of Trustees or Directors, or   [[     with respect to
the Portfolio   ]]     by vote of a majority of its outstanding voting
securities. This Agreement shall terminate automatically in the event of its assignment.
 [7. The SubAdviser]    [[    10. Limitation of Liability: The
Sub-Adviso   ]]    r is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Declaration of Trust [of the
Fund]   [[     or other organizational document of the Trust   ]]     and
agrees that any obligations of the [Fund]    [[    Trust   ]]     or the
Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [SubAdviser]
   [[    Sub-Adviso   ]]    r shall not seek satisfaction of any such
obligation from the shareholders or any shareholder of the Portfolio. Nor
shall the [SubAdviser]   [[     Sub-Advisor   ]]     seek satisfaction of
any such obligation from the Trustees or any individual Trustee.
    [[    11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.   ]]
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the
[Investment Company]    [[    1940   ]]     Act [of 1940] as now in effect
or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
Signature lines omitted
EXHIBIT 5
The language to be added to the current contract is
   [[    underlined   ]]    ; the language to be deleted is set forth in
[brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY ADVISOR SERIES II
ON BEHALF OF
FIDELITY ADVISOR HIGH YIELD FUND
 AGREEMENT made this 1st day of November, [1993,]    [[    1994   ]]    ,
by and between Fidelity Management & Research [(U.K.) Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "SubAdviser") and Fidelity Management & Research] Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the
   [[    "Advisor"); Fidelity Management & Research (U.K.) Inc.
(hereinafter called the "Sub-Advisor"); and   ]]     [Adviser").
WHEREAS the Adviser has entered into a Management Contract with] Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "
[Fund"]   [[     Trust"   ]]    ) [,] on behalf    [[    of   ]]
Fidelity Advisor High Yield Fund (hereinafter called the "Portfolio").
    [[    WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio,   ]]     pursuant to which the
[Adviser]   [[     Advisor   ]]     is to act as investment [adviser to]
   [[    manager of    ]]    the Portfolio[,]; and
 WHEREAS the [SubAdviser has personnel in Western Europe and was formed]
   [[    Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in
part   ]]     for the purpose of researching and compiling information and recommendations with respect to the economies of various countries [and issuers located outside of North America, principally in Western
Europe.]   [[    , and securities of issuers located in such countries, and
providing investment advisory services in connection therewith;    ]]
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth, the [Adviser]    [[    Trust, the Advisor   ]]
and the [SubAdviser]    [[    Sub-Adviso   ]]    r agree as follows:
 1. [The SubAdviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and
investment recommendations relating to non        U.S. issuers of
securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.
2. The SubAdviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the SubAdviser a monthly fee equal to 110% of the SubAdviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the subadviser.
3. It is understood]    [[    Duties: The Advisor may, in its discretion,
appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor : The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub- Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub- Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub- Advisor on the following basis for the services to be furnished hereunder.
  (a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub- Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) Investment Management Fee: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub- Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood   ]]     that Trustees, officers,
and shareholders of the [Fund]    [[    Trust   ]]     are or may be or
become interested in the [Adviser and the SubAdviser]    [[    Advisor or
the Sub-Advisor   ]]     as directors, officers or otherwise and that
directors, officers and stockholders of the [Adviser and the SubAdviser]
   [[    Advisor or the Sub-Advisor   ]]     are or may be or become
similarly interested in the [Fund] Trust, and that the [Adviser]
   [[    Advisor   ]]     or the [SubAdviser]    [[    Sub-Adviso   ]]    r
may be or become interested in the [Fund]    [[    Trust   ]]     as a
shareholder or otherwise.
 [4. The SubAdviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The SubAdviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.
 5. The Services of the SubAdviser to the Adviser]   [[     7. Services to
Other Companies or Accounts: The services of the Sub-Advisor to the Advisor
   ]]    are not to be deemed to be exclusive, the [SubAdviser]
   [[    Sub-Advisor   ]]     being free to render services to others and
engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a
material manner, with the [SubAdviser's]    [[    Sub- Advisor's   ]]
ability to meet all of its obligations [with respect to rendering
investment advice] hereunder.    [[    The Sub-Advisor shall for all
purposes be an independent contractor and not an agent or employee of the
Advisor or the Trust.    ]]
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder
on the part of the [SubAdviser, the SubAdviser]    [[    Sub-Advisor, the
Sub-Adviso   ]]    r shall not be subject to liability to the
[Adviser,]   [[     Advisor   ]]    , the [Fund]    [[    Trus   ]]    t or
to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6.] 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] 9, this Agreement shall continue in force until June 30,
[1994]    [[    1995   ]]     and indefinitely thereafter, but only so long
as the continuance after such period shall be specifically approved at
least annually by vote of the [Fund's]    [[    Trust's   ]]     Board of
Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the
[Adviser,]   [[     Advisor   ]]    , the [SubAdviser]   [[
Sub-Advisor   ]]     and the Portfolio, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of [the]
   [[    this   ]]     Agreement must have been approved by the vote of a
majority of those Trustees of the [Fund]    [[    Trust   ]]     who are
not parties to [such]    [[    this   ]]     Agreement or interested
persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the [Adviser,]    [[    Advisor,   ]]     the [SubAdviser]
   [[    Sub-Advisor   ]]     or the Portfolio may, at any time on sixty
(60) [days]   [[     days   ]]    ' prior written notice to the other
parties, terminate this Agreement, without payment of any penalty, by
action of its Board of Trustees or Directors, or    [[    with respect to
the Portfolio   ]]     by vote of a majority of its outstanding voting
securities. This Agreement shall terminate automatically in the event of its assignment.
 [7. The SubAdviser]    [[    10. Limitation of Liability: The Sub-
Advisor   ]]     is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Declaration of Trust [of the
Fund]    [[    or other organizational document of the Trust   ]]     and
agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the
Portfolio and its assets, and the [SubAdviser]   [[
Sub-Advisor   ]]     shall not seek satisfaction of any such obligation
from the shareholders or any shareholder of the Portfolio. Nor shall the
[SubAdviser]    [[    Sub-Advisor   ]]     seek satisfaction of any such
obligation from the Trustees or any individual Trustee.
    [[    11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.    ]]
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the
[Investment Company]    [[    1940   ]]     Act [of 1940] as now in effect
or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature lines omitted]
EXHIBIT 6
   The language to be added to the current contract is [[underlined]]; the language to be deleted is set forth in [brackets].
FORM OF
DISTRIBUTION AND SERVICE PLAN
CLASS A SHARES
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company
Act of 1940, as amended (the "Act") for   [[     the Class A shares of
[CLASS NAME] ("Class A), a class of shares of [FUND NAME] (the
"Fund")   ]]    , a portfolio of   [[     [TRUST NAME] (the
"Trust").   ]]
 2. The   [[     Trust   ]]     has entered into a General Distribution
Agreement on behalf of the Fund with Fidelity Distributors Corporation (the
"Distributor"),    (for Advisor Income & Growth Fund: [a wholly-owned
subsidiary of Fidelity Management & Research Company (the "Advisor")]
)    under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers and others with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement, the Fund
shall pay to the Distributor a    (for Short Fixed-Income Fund: [monthly])
    fee at the annual rate of    (for Growth Opportunities Fund and Income
and Growth Fund: .65%) (Short Fixed-Income Fund: .15%) (for Government Investment Fund and High Yield Fund: .40%) (revised for Income & Growth
Fund: [[    (or such lesser amount as the Trustees may, from time to time,
determine) of its average daily net assets   ]]        [, such fee to be
computed and paid monthly] [[    throughout the month. The determination of
daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's
shares   )]]    , [but excluding assets attributable to shares purchased
more than 144 months prior to such day]. The Distributor may use all or any portion of the fee received pursuant to the Plan to compensate securities dealers or other persons who have engaged in the sale of Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Fund" (as defined in the Act), this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in
effect until July 31,    [[    1990   ]]    ,    (for Growth Opportunities
Fund and Short Fixed Income Fund: [1988]) (for Income and Growth Fund,
Government Investment Fund, and High Yield Fund: [1987])     and from year
to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Fund (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale
of shares of the Fund    (for Growth Opportunities Fund: [Plymouth
Class]).
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to the Fund and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other series of shares of the Trust.
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 7
   The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
FORM OF
DISTRIBUTION AND SERVICE PLAN
CLASS B SHARES
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class B shares of Fidelity Advisor Limited Term Bond Fund ("Class B"), a class of shares of Fidelity Advisor Limited Term Bond Fund (the "Fund"), a series of Fidelity Advisor Series IV (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of shares or who engage in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of shares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to shares of Class B ("Class B Shares"), the Distributor is hereby specifically authorized to make payments to Investment Professionals in connection with the sale of the Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraphs 2 and 3 hereof, all with respect to the Class B Shares:
  (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares[, but shall exclude assets attributable to (i) Class B Shares purchased more than 144 months prior to such date or (ii) any other class of shares of the Fund]. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
  (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of shares of the Fund. In accordance with such terms as the Trustees may from time to time establish, the Distributor may use all or a portion of such service fees to compensate Investment Professionals for personal service and/or the maintenance of shareholder accounts, or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management and Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the first business day of the month following approval by "a vote of at least a majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until [date], and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in paragraphs 4 and 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of paragraph 7.
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 8
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (C)
GROWTH AND INCOME
Balanced (3)  7/31/93 $ 2,154.5 0.53% 0.53% 0.93%
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) - 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity Portfolio
 Income :
 Class A (3) 11/30/93  19.1 0.50 0.50 1.77
 Institutional Class (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity-Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 - 0.28
Market Index  4/30/94  300.9 0.45 0.45 0.45
Fidelity Fund (3) 6/30/94   1,545.0 0.41 0.41 0.65
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 - 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 - 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (C)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93 $ 219.2 0.54% 0.54% 1.57%
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Emerging Asia
 Fund, Inc. (5) 10/31/94**  117.0 1.01(dagger) 1.01(dagger) 1.86(dagger)
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.38
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation (2) 10/31/94**  231.8 0.78(dagger) 0.78(dagger) 1.58(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity Portfolio
  Growth :
 Class A (3) 11/30/93  176.0 0.66 0.66 1.84
   Institutiona l Class (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93  4,138.1 0.69 0.69 1.06
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93 $ 1,016.0 0.63% 0.63% 0.71%
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Mid-Cap Stock (3) 1/31/95**  17.6 0.62(dagger) 0.62(dagger) 2.23(dagger)
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 - 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (6) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07
 Precious Metals and
  Minerals (3) 2/28/94  378.4 0.63 0.63 1.55
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94 $ 57.7 0.62% 0.62% 1.83%
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
Magellan (3)  3/31/94  29,816.4 0.76 0.76 0.99
Small Cap Stock 4/30/94**  572.2 0.68(dagger) 0.68(dagger) 1.18(dagger)
Fidelity Fifty (3) 6/30/94  44.2 0.63 0.63 1.58
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 - 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 - 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 - 1.50
INCOME
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 - 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond:
 Class A    11/30/93  174.3 0.42 0.42 0.64
 Institutional Class 11/30/93  22.5 0.42 0.42 1.23




Institutional Short-
 Intermediate
  Government:
  Class I  11/30/93 $ 255.2 0.45% 0.45% 0.45%
  Class II  11/30/94**  .1 0.45(dagger) 0.45(dagger) 0.70(dagger)
Advisor Emerging
 Markets Income 12/31/94**  6.2 0.71(dagger) - 1.50(dagger)
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 - 0.32
Capital & Income (3) 4/30/94  2,644.6 0.71 0.71 0.97
Intermediate Bond (3) 4/30/94  1,782.5 0.31 0.31 0.64
Investment Grade Bond (3) 4/30/94  1,026.3 0.41 0.41 0.74
Short-Term Bond (3) 4/30/94  2,230.0 0.46 0.46 0.80
Spartan Government
 Income   4/30/94  397.4 0.65 0.65 0.65
Spartan High Income 4/30/94  671.4 0.75 0.75 0.75
Spartan Short-Intermediate
 Government 4/30/94  61.7 0.65 0.10 0.10
The North Carolina Capital
     Management   Trust:
        Term Portfolio 6/30/94  74.1 0.41 0.41   0.41
MONEY MARKET
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93 $ 2,841.7 0.50% 0.50% 0.57%
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
Institutional Cash:
 Domestic Money
  Market (4) 3/31/94  762.8 0.20 0.12 0.18
 Money Market :
  Class A (4) 3/31/94  5,263.1 0.20 0.15 0.18
  Class B (4) 3/31/94**  34.4 0.20(dagger) 0.15(dagger) 0.50(dagger)
 U.S. Government (4) 3/31/94  4,830.3 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/94  1,898.0 0.20 0.15 0.18
 U.S. Treasury II:
  Class A (4) 3/31/94  4,916.5 0.20 0.14 0.18
  Class B (4) 3/31/94**  1.5 0.20(dagger) 0.14(dagger) 0.50(dagger)
Spartan Money Market (4) 4/30/94  4,512.4 0.45 0.31 0.31
Spartan U.S. Governmenrt
 Money Market (4) 4/30/94  799.3 0.45 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/94  1,391.7 0.39 0.39 0.39
TAX-EXEMPT INCOME
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93 $ 91.7 0.50% 0.22% 0.95%
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland
 Municipal  Income 8/31/93**  13.4 0.55(dagger) - -
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt:
  Class A  11/30/93  22.1 0.42 0.24 0.65
  Institutional Class 11/30/93  15.4 0.42 - 0.90
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94** 6.5 0.41(dagger) - 0.75(dagger) Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93 $ 377.5 0.55% 0.25% 0.25%
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93  528.9 0.42 0.42 0.59
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) - -
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94** $ 7.7 0.55(dagger)% -% -%
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
Institutional Tax-
 Exempt Cash (4) 5/31/94  2,549.9 0.20 0.14 0.18
(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which cer tain portfolio trades have been directed.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(6) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

FAII-PXS-994 CUSIP #315807305/FUND #165
 CUSIP #315807701/FUND #665
 CUSIP #315807206/FUND #168
 CUSIP #315807404/FUND #170
 CUSIP #315807107/FUND #167
 CUSIP #315807602/FUND #667
 CUSIP #315807503/FUND #173
Vote this proxy card TODAY!  Your prompt response will
save    your fund t    he expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR SHORT FIXED-INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring, and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all
shares of Fidelity Advisor         Series II which the undersigned is
entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
ASFI-PXC-894   cusip # 315807503/fund# 173
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the 12 nominees specified        [  ] FOR all nominees    [  ]            1.
     below as Trustees:  J. Gary Burkhead,    listed (except as         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       marked to the contrary    authority to
     Richard J. Flynn, Edward C. Johnson      below).                   vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                              nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers &         FOR [  ]           AGAINST [  ]               ABSTAIN [ ]          2.
      Lybrand    LLP     as independent
      accountants    of the trust    .

3.    To amend the Declaration of Trust to         FOR [  ]           AGAINST [  ]               ABSTAIN [ ]          3.
      provide dollarbased voting rights.

4.    To amend the Declaration of Trust            FOR [  ]           AGAINST [  ]               ABSTAIN [ ]          4.
      regarding shareholder notification of
      appointment of Trustees.

5.    To amend the Declaration of Trust to         FOR [  ]           AGAINST [  ]               ABSTAIN [ ]          5.
      provide  the ability to invest all of the
      fund's assets in another open-end
      investment company.

6.    To adopt a new fundamental                       FOR [  ]           AGAINST [ ]             ABSTAIN [ ]            6.
      investment policy permitting  the fund
      to invest all of its assets in another
      open-end investment company.

7.    To approve an amended management                 FOR [  ]           AGAINST [ ]             ABSTAIN [ ]            7    .
      contract.

8.    To approve a Sub-Advisory                        FOR [  ]           AGAINST [ ]             ABSTAIN [ ]            8.
      Agreement with FMR Far East.

9.    To approve a Sub-Advisory                        FOR [  ]            AGAINST [ ]            ABSTAIN [ ]            9.
      Agreement with FMR U.K.

12.   To    approve an amended     Class A             FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           12.
      Distribution Service Plan   .

18.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           18.
      limitation concerning diversification.

19.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           19.
      limitation concerning real estate.

20.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           20.
      limitation concerning the issuance of
      senior securities.

21.   To eliminate the fundamental                     FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           21.
      investment limitation concerning
      short sales of securities.

22.   To eliminate the fundamental                     FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           22.
      investment limitation concerning
      margin purchases.

23.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           23.
      limitation concerning underwriting.

24.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           24.
      limitation concerning borrowing.

25.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           25.
      limitation concerning concentration of
      its investment within a single
      industry.

26.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           26.
      limitation concerning the purchase
      and sale of physical commodities.

27.   To amend the fundamental investment              FOR [  ]            AGAINST [ ]            ABSTAIN [ ]           27.
      limitation concerning lending.



Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR INCOME & GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring, and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all
shares of Fidelity Advisor Series II    which the     undersigned is
entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AIG-PXC-894    cusip # 315807404/fund# 170
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified         [  ] FOR all          [  ]            1.
     below as Trustees:  J. Gary Burkhead,    nominees listed         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       (except as marked to    authority to
     Richard J. Flynn, Edward C. Johnson      the contrary below).    vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                            nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers &          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             2.
      L   ybrand LLP as independent
         accountants of the trust.

3.    To amend the Declaration of Trust to          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             3.
      provide dollar-based voting rights.

4.    To amend the Declaration of Trust             FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             4.
      regarding shareholder notification of
      appointment of Trustees.

5.    To amend the Declaration of Trust to          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             5.
      provide  the ability to invest all of the
      fund's assets in another open-end
      investment company.

6.    To adopt a new fundamental                       FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             6.
      investment policy permitting  the fund
      to invest all of its assets in another
      open-end investment company.

7.    To approve an amended management                 FOR [  ]               AGAINST [  ]       ABSTAIN [ ]             7.
      contract.

8.    To approve a Sub-Advisory                        FOR [  ]               AGAINST [  ]       ABSTAIN [ ]             8.
      Agreement with FMR Far East.

9.    To approve a Sub-Advisory                        FOR [  ]               AGAINST [  ]       ABSTAIN [ ]             9.
      Agreement with FMR U.K.

12.      To approve an amended Class A                 FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           12.
         Distribution Service Plan.

16.   To replace the fund   am    ental                FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           16.
      investment policy concerning
      repurchase agreement counterparties
      with one that is non-fundamental.

17.   To replace the fundamental defensive             FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           17.
      policy with one that is
      non-fundamental.

18.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           18.
      limitation concerning diversification.

19.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           19.
      limitation concerning real estate.

20.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           20.
      limitation concerning the issuance of
      senior securities.

21.   To eliminate the fundamental                     FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           21.
      investment limitation concerning
      short sales of securities.

22.   To eliminate the fundamental                     FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           22.
      investment limitation concerning
      margin purchases.

23.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           23.
      limitation concerning underwriting.

24.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           24.
      limitation concerning borrowing.

25.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           25.
      limitation concerning concentration of
      its investment within a single
      industry.

27.   To amend the fundamental investment              FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           27.
      limitation concerning lending.

28.   To eliminate the fundamental                     FOR [  ]               AGAINST [  ]       ABSTAIN [ ]           28.
      investment limitation concerning
      investment in other investment
      companies.



Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR HIGH YIELD FUND-CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring, and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all
shares of Fidelity Advisor Series II        which the undersigned is
entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AHYB-PXC-894    cusip # 315807701/fund# 665
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified        [  ] FOR all nominees    [  ]              1.
     below as Trustees:  J. Gary Burkhead,    listed (except as         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       marked to the contrary    authority to
     Richard J. Flynn, Edward C. Johnson      below).                   vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                              nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers &          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]                    2.
      Lybrand as independent accountants.

3.    To amend the Declaration of Trust to          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]                    3.
      provide dollar-based voting rights.

4.    To amend the Declaration of Trust             FOR [  ]           AGAINST [  ]           ABSTAIN [ ]                    4.
      regarding shareholder notification of
      appointment of Trustees.

5.    To amend the Declaration of Trust to          FOR [  ]           AGAINST [  ]           ABSTAIN [ ]                    5.
      provide  the ability to invest all of the
      fund's assets in another open-end
      investment company.

6.    To adopt a new fundamental                       FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             6.
      investment policy permitting  the fund
      to invest all of its assets in another
      open-end investment company.

7.    To approve an amended management                 FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             7.
      contract.

10.   To approve an amended                            FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           10.
      Sub-Advisory Agreement with FMR
      Far East.

11.   To approve an amended Sub-Advisor                FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           11.
      Agreement with FMR U.K.

12.   To    approve an amended Class A                 FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           12.
         Distribution Service Plan.

13.      To approve an amended Class B                 FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           13.
         Distribution and Service Plan.



Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR HIGH YIELD FUND-CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring, and Thomas R. Williams     or any one or
more of them, attorneys, with full power of substitution, to vote all
shares of Fidelity Advisor        Series II        which the undersigned is
entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AHYA-PXC-894           cusip # 315807305/fund# 165
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified        [  ] FOR all nominees    [  ]              1.
     below as Trustees:  J. Gary Burkhead,    listed (except as         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       marked to the contrary    authority to
     Richard J. Flynn, Edward C. Johnson      below).                   vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                              nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers &           FOR [  ]           AGAINST [  ]            ABSTAIN [ ]             2.
      Lybrand as independent accountants.

3.    To amend the Declaration of Trust to           FOR [  ]           AGAINST [  ]            ABSTAIN [ ]             3.
      provide dollar-based voting rights.

4.    To amend the Declaration of Trust              FOR [  ]           AGAINST [  ]            ABSTAIN [ ]             4.
      regarding shareholder notification of
      appointment of Trustees.

5.    To amend the Declaration of Trust to           FOR [  ]           AGAINST [  ]            ABSTAIN [ ]             5.
      provide  the ability to invest all of the
      fund's assets in another open-end
      investment company.

6.    To adopt a new fundamental                     FOR [     ]           AGAINST [  ]            ABSTAIN [ ]             6.
      investment policy permitting  the fund
      to invest all of its assets in another
      open-end investment company.

7.    To approve an amended management               FOR [     ]           AGAINST [  ]            ABSTAIN [ ]             7.
      contract.

10.   To approve an amended                          FOR [     ]           AGAINST [  ]            ABSTAIN [ ]           10.
      Sub-Advisory Agreement with FMR
      Far East.

11.   To approve an amended Sub-Advisor              FOR [     ]           AGAINST [  ]            ABSTAIN [ ]           11.
      Agreement with FMR U.K.

12.   To    approve an amended Class A               FOR [     ]           AGAINST [  ]            ABSTAIN [ ]           12.
         Distribution Service Plan.




165
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring,  and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AGRO-PXC-894    cusip # 315807206/fund# 168
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified        [  ] FOR all nominees    [  ]            1.
     below as Trustees:  J. Gary Burkhead,    listed (except as         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       marked to the contrary    authority to
     Richard J. Flynn, Edward C. Johnson      below).                   vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                              nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers &           FOR [  ]           AGAINST [  ]          ABSTAIN [ ]              2.
      Lybrand as independent accountants.

3.    To amend the Declaration of Trust to           FOR [  ]           AGAINST [  ]          ABSTAIN [ ]              3.
      provide dollar-based voting rights.

4.    To amend the Declaration of Trust              FOR [  ]           AGAINST [  ]          ABSTAIN [ ]              4.
      regarding shareholder notification of
      appointment of Trustees.

5.    To amend the Declaration of Trust to           FOR [  ]           AGAINST [  ]          ABSTAIN [ ]              5.
      provide  the ability to invest all of the
      fund's assets in another open-end
      investment company.

6.    To adopt a new fundamental                        FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             6.
      investment policy permitting  the fund
      to invest all of its assets in another
      open-end investment company.

7.    To approve an amended management                  FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             7.
      contract.

8.    To approve a Sub-Advisory                         FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             8.
      Agreement with FMR Far East.

9.    To approve a Sub-Advisory                         FOR [  ]           AGAINST [  ]           ABSTAIN [ ]             9.
      Agreement with FMR U.K.

12.   To    approve an amended Class A                  FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           12.
         Distribution Service Plan.

18.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           18.
      limitation concerning  diversification.

19.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           19.
      limitation concerning real estate.

20.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           20.
      limitation concerning the issuance of
      senior securities.

21.   To eliminate the fundamental                      FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           21.
      investment limitation concerning
      short sales of securities.

22.   To eliminate the fundamental                      FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           22.
      investment limitation concerning
      margin purchases.

23.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           23.
      limitation concerning underwriting.

24.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           24.
      limitation concerning borrowing.

25.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           25.
      limitation concerning concentration of
      its investment within a single
      industry.

26.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           26.
      limitation concerning purchase and
      sale of physical commodities.

27.   To amend the fundamental investment               FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           27.
      limitation concerning lending.

28.   To eliminate the fundamental                      FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           28.
      investment limitation concerning
      investment in other investment
      companies.

29.   To eliminate the fundamental                      FOR [  ]           AGAINST [  ]           ABSTAIN [ ]           29.
      investment limitation concerning
      investing in oil, gas, and other mineral
      exploration programs.



Vote this proxy card TODAY!  Your prompt response will
save    the fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR GOVERNMENT INVESTMENT
FUND-CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthus S. Loring, and Thomas R. Williams     or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AGOVB-PXC-894  cusip # 315807602/fund# 217
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified        [  ] FOR all nominees    [  ]            1.
     below as Trustees:  J. Gary Burkhead,    listed (except as         WITHHOLD
     Ralph F. Cox, Phyllis Burke Davis,       marked to the contrary    authority to
     Richard J. Flynn, Edward C. Johnson      below).                   vote for all
     3d, E. Bradley Jones, Donald J. Kirk,                              nominees.
     Peter S. Lynch, Gerald C.
     McDonough, Edward H. Malone,
     Marvin L. Mann, and Thomas R.
     Williams  (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________


2.    To ratify the selection of Coopers &           FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              2.

      Lybrand as independent accountants.


3.    To amend the Declaration of Trust to           FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              3.

      provide dollar-based voting rights.


4.    To amend the Declaration of Trust              FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              4.

      regarding shareholder notification of

      appointment of Trustees.


5.    To amend the Declaration of Trust to           FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              5.

      provide  the ability to invest all of the

      fund's assets in another open-end

      investment company.


6.    To adopt a new fundamental                        FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              6.

      investment policy permitting  the fund

      to invest all of its assets in another

      open-end investment company.


7.    To approve an amended management                  FOR [  ]            AGAINST [  ]            ABSTAIN [ ]              7.

      contract.


12.   To approve an amended Class A                     FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            12.

      Distribution Service Plan.


13.   To approve an amended Class B                     FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            13.

      Distribution and Service Plan.


14.   To replace a fundamental name test                FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            14.

      with an identical non-fundamental

      policy.


15.   To replace the fundamental defensive              FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            15.

      policy with one that is

      non-fundamental.


16.   To replace the fundamental investment             FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            16.

      policy concerning repurchase

      agreement counterparties with one that

      is non-fundamental.


18.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            18.

      limitation concerning diversification.


19.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            19.

      limitation concerning real estate.


20.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            20.

      limitation concerning the issuance of

      senior securities.


22.   To eliminate the fundamental                      FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           22.

      investment limitation concerning

      margin purchases.


23.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           23.

      limitation concerning underwriting.


24.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           24.

      limitation concerning borrowing.


25.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           25.

      limitation concerning concentration of

      its investment within a single industry.


27.   To amend the fundamental investment               FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           27.

      limitation concerning lending.


28.   To eliminate the fundamental                      FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           28.

      investment limitation concerning

      investment in other investment

      companies.




Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY ADVISOR SERIES II:  FIDELITY ADVISOR GOVERNMENT INVESTMENT
FUND-CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d,    Arthur S. Loring, and Thomas R. Williams    , or any one or
more of them, attorneys, with full power of substitution, to vote all
shares of Fidelity Advisor       Series II    which the u    ndersigned is
entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 10:15 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
AGOVA-PXC-894  cusip # 315807107/fund# 167
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the 12 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________



2.    To ratify the selection of Coopers & Lybrand asFOR [  ]            AGAINST [  ]            ABSTAIN [ ]             2.
      independent accountants.

3.    To amend the Declaration of Trust to provide   FOR [  ]            AGAINST [  ]            ABSTAIN [ ]             3.
      dollar-based voting rights.

4.    To amend the Declaration of Trust regarding    FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide  the FOR [  ]         AGAINST [  ]            ABSTAIN [ ]            5.
      ability to invest all of the fund's assets in another
      open-end investment company.

6.    To adopt a new fundamental investment policy     FOR [  ]            AGAINST [  ]            ABSTAIN [ ]            6.
      permitting  the fund to invest all of its assets in another open-end investment company.

7.    To approve an amended management contract.        FOR [  ]       AGAINST [  ]            ABSTAIN [ ]            7.

12.      To approve an amended Class A Distribution Plan.             FOR [  ]   AGAINST [  ]         ABSTAIN [ ]        12.

14.   To replace a fundamental name test with an identical        FOR [  ]   AGAINST [  ]          ABSTAIN [ ]           14.
      non-fundamental policy.

15.   To replace the fundamental defensive policy with one        FOR [  ]   AGAINST [  ]         ABSTAIN [ ]           15.
      that is non-fundamental.

16.   To replace the fundamental investment policy        FOR [  ]        AGAINST [  ]            ABSTAIN [ ]           16.
      concerning repurchase agreement counterparties with
      one that is non-fundamental.

18.   To amend the fundamental investment limitation     FOR [  ]          AGAINST [  ]            ABSTAIN [ ]           18.
      concerning diversification.

19.   To amend the fundamental investment limitation   FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           19.
      concerning real estate.

20.   To amend the fundamental investment limitation    FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           20.
      concerning the issuance of senior securities.

22.   To eliminate the fundamental investment limitation   FOR [  ]         AGAINST [  ]            ABSTAIN [ ]           22.
      concerning margin purchases.

23.   To amend the fundamental investment limitation     FOR [  ]           AGAINST [  ]            ABSTAIN [ ]           23.
      concerning underwriting.

24.   To amend the fundamental investment limitation    FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           24.
      concerning borrowing.

25.   To amend the fundamental investment limitation    FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           25.
      concerning concentration of its investment witin a
      single industry.

27.   To amend the fundamental investment limitation    FOR [  ]            AGAINST [  ]            ABSTAIN [ ]           27.
      concerning lending.

28.   To eliminate the fundamental investment limitation   FOR [  ]         AGAINST [  ]            ABSTAIN [ ]           28.
      concerning investment in other investment
      companies.




 URGENT PROXY MATERIALS ...
 PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
In October, we are holding a special shareholder meeting for the following Fidelity Advisor Funds:
(solid bullet) Fidelity Advisor Government Investment Fund -- Class A and
Class B
(solid bullet) Fidelity Advisor Growth Opportunities Fund -- Class A
(solid bullet) Fidelity Advisor High Yield Fund -- Class A and Class B (solid bullet) Fidelity Advisor Income & Growth Fund -- Class A
(solid bullet) Fidelity Advisor Short Fixed-Income Fund -- Class A
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each Fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS CRITICALLY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD. If you have purchased shares in any fund(s) after the most recent annual report record date(s), you will find a copy of the annual report enclosed.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on first page of the Proxy Statement.
After you have read the material, PLEASE CAST YOUR VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). It is important that you sign your proxy card exactly as it appears on the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by the Funds' Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact your investment professional immediately.
IN THE WEEKS AHEAD, YOU MAY RECEIVE MAILINGS SIMILAR TO THIS IF YOU OWN OTHER FIDELITY ADVISOR FUNDS. THESE WILL BE SEPARATE PROXIES, AND, LIKE THIS ONE, WILL REQUIRE YOUR PROMPT ATTENTION. REMEMBER, THIS IS YOUR OPPORTUNITY TO VOICE YOUR OPINION ON MATTERS AFFECTING YOUR FUNDS. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt action.
Sincerely,
Paul J. Hondros
President
LG942410035
           FAII-pxl-994
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with [[   ]] in the EDGAR version.